The Managers Funds




INCOME EQUITY FUND
CAPITAL APPRECIATION FUND
SPECIAL EQUITY FUND
INTERNATIONAL EQUITY FUND
-----------------
  ANNUAL REPORT

DECEMBER 31, 1997
-----------------
Where Leading Money Managers Converge

                          MANAGERS INCOME EQUITY FUND
                       MANAGERS CAPITAL APPRECIATION FUND
                          MANAGERS SPECIAL EQUITY FUND
                       MANAGERS INTERNATIONAL EQUITY FUND

                                 ANNUAL REPORT
                               DECEMBER 31, 1997

                               TABLE OF CONTENTS

                                                                 BEGINS
                                                                 ON PAGE
                                                                 -------
President's Message............................................       1
The Managers Funds Performance.................................       5
     Complete performance table for all of The Managers Funds
     as of December 31, 1997
Investment Manager's Comments..................................       6
     Discussion of Funds' investment results during the year
     and cumulative total return graphs versus relevant index
Summary of Major Sectors and Country Allocations...............      25
     Side by side comparison of the Funds' industry breakdown
Schedules of Portfolio Investments.............................      26
     Detailed portfolio listings by security type and industry
     sector, as valued at December 31, 1997
Statements of Assets and Liabilities...........................      44
     Fund balance sheets, Net Asset Value (NAV) per share
     computation and cumulative undistributed amounts
Statements of Operations.......................................      45
     Detail of sources of income, fund expenses, and realized
     and unrealized gains (losses) during the year
Statements of Changes in Net Assets............................      46
     Detail of changes in fund assets and distributions to
     shareholders for the past two years
Financial Highlights...........................................      48
     Historical net asset values, distributions, total returns, expense ratios, turnover ratios and net assets
Notes to Financial Statements..................................      52
     Accounting and distribution policies, details of
     agreements and transactions with fund management and
     description of certain investment risks
Report of Independent Accountants..............................      59

Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the funds are not federally insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any governmental agency.

--------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

[Photo of President]

DEAR FELLOW SHAREHOLDER:

  The past year was again a prosperous one for most financial assets. Despite economic and financial upheaval in the Far East, the U.S. economy continued to grow at a moderate pace throughout 1997. Corporate profits and personal income rose while unemployment and the rate of inflation reached historic lows.

  Early in the year, both long and short-term interest rates rose as the economy picked up speed and investors expressed concern about rising inflation. In late March, the Federal Reserve Board raised the Fed Funds rate by 0.25%. Stocks of large companies began the quarter reasonably well with strong earnings reports buoying prices. As the surging economic statistics would suggest, corporate fundamentals remained strong. However, just as low interest rates were an important factor in the rising valuation of the market over the previous two years, rising rates put a damper on stock prices in the first quarter. Not surprisingly, the stocks with the highest valuations (i.e., P/E) were hit the hardest. With the rosy economic environment coming into question, the market moved toward more predictable holdings, and earnings disappointments were punished severely. While large capitalization indices such as the S&P 500 and the Dow Jones Industrial Average (DJIA) rose 10% into mid-February, small capitalization stocks, as measured by the Russell 2000, were languishing with very large performance differences between "growth" stocks, which moved lower, and "value" stocks. As the quarter progressed and economic indicators strengthened, investors began anticipating one or more Federal Reserve rate increases, and all broad stock indices moved lower.

  Inflation, however, remained subdued. In fact, the producer price index, which tracks wholesale price levels, fell for seven consecutive months

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                                        1

--------------------------------------------------------------------------------

(ending July) for the first time ever. The consumer price index, which tracks retail prices, continued to rise, although at an extremely low rate. Thus, interest rates moved lower again and by early summer were nearing the levels at which they started the year. Domestic stocks moved sharply higher, and although stocks of large capitalization companies again outpaced those of smaller firms, the strength was broad across all capitalization ranges. As the market rose, it became more volatile because investors were becoming increasingly concerned with valuations. Continued strong cash flows into mutual funds, and increasing merger activity also boosted stock prices. In addition to the "index effect," large capitalization stocks also benefited from investors' pursuit of liquidity in their climb up the "wall of worry."

  In late July, the government released more statistics confirming the lack of inflation, which, combined with healthy corporate profit growth of 5% during the second quarter, set the stage for a strong August. However, warnings from blue chip companies such as Coca-Cola, and Eastman Kodak, that their earnings growth might slow due to the strength of the U.S. Dollar and competition from foreign sources, put a scare into the market. Because the warnings came from the large capitalization companies, and since their relative valuations were worrisome from the start, it was the blue chips that took most of the beating. The Dow Jones Industrial Average dropped 7.1% during the month of August, and the S&P 500 fell 5.6%. At the same time, small and medium sized companies' stocks held up well. The S&P Mid-Cap Index returned -0.1% while the Russell 2000 index of small capitalization stocks returned +2.3% for the month of August. The overall concern was short-lived as all the broad indices moved higher in September.

  Meanwhile, news of the precarious economic situation in Southeast Asia began to emanate, further diminishing inflationary fears and sending interest rates lower. In short, the rapid growth of economies such as Thailand, Malaysia and Indonesia had been financed to a significant extent from foreign lenders. Because they were artificially pegged to the U.S. Dollar, the currencies of these countries became overvalued, particularly in relation to the currency of their chief trading partner, Japan. As the debt burden increased, demand for the currencies dried up and the countries were forced to break the pegs, sending the currencies spiraling down with their balance sheets and stock markets in tow. Throughout the fourth quarter the economic crisis intensified and spread to other Far Eastern countries. The International Monetary Fund (IMF) arranged restructuring packages accompanied by tough economic constraints with each of these countries including Korea. Due to fiscal restraints, these Asian countries cancelled infrastructure projects thus removing some of the demand for industrial commodities. In addi-

--------------------------------------------------------------------------------
                                        2

--------------------------------------------------------------------------------

tion, Asian commodities producers increased exportation in order to raise cash while their own currencies fell. As a result, commodities prices traded sharply lower, with metals prices reaching four year lows.

  Domestic investors dismissed their fixation on the actions of the Federal Reserve Board and turned their attention to corporate earnings and the ramifications of recession in the Far East. Stocks traded down sharply in mid-October as a result of earnings disappointments. Technology stocks were particularly hard hit as lower than expected earnings announcements from Intel, Seagate Technology and Sun Microsystems spread concern across the entire sector. Although corporate earnings in general were, in fact, strong, with 55% of the companies in the S&P 500 reporting better than expected earnings, prospects for the future came into doubt as many companies issued sobering warnings along with their earnings reports. In late October, while the economic problems in Southeast Asia intensified, U.S. stocks followed Far Eastern and European markets sharply lower as investors expressed concern that slow economic growth abroad would reduce demand for U.S. goods. In a reversal of the third quarter trend, large capitalization stocks far outperformed small and medium sized issues where liquidity in the uneasy markets became a valuable commodity.

  The S&P 500 rose 23 points during the fourth quarter marking the 14(th) consecutive quarter in which it has risen. For the full year, the S&P 500 provided a total return of 33.4%. For the past three years, the S&P 500 has returned an average of 31.2% per year, meaning that investments in the index have more than doubled in the past three years. These returns are obviously far in excess of historical averages, and although they are ultimately the result of the very real and fundamental success of American business, they should not be extrapolated into the future. Smaller capitalization indices also turned in impressive results but again lagged the S&P 500. The Russell 2000 Index, which tracks the performance of small capitalization stocks, returned 22.2% for the year. Although European stocks performed well for the year, the weakness of their currencies along with the severe declines of both stocks and currencies in the Far East left the MSCI - Europe Australia Far East Index with a total return of just 1.8% for the year, in U.S. Dollar terms.

  We at The Managers Funds were very busy during the year. We changed one of the two sub-advisors in both the MANAGERS CAPITAL APPRECIATION FUND and the MANAGERS INCOME EQUITY FUND. In our small capitalization offering, MANAGERS SPECIAL EQUITY FUND, we added a fourth sub-advisor specializing in micro-capitalization stocks. More specific discussions of these new managers is provided on the following pages. In addition, we structured a new emerging markets equity fund just launched in 1998: The MANAGERS EMERGING MARKETS EQUITY

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                                        3

--------------------------------------------------------------------------------

FUND. We have selected two experienced independent sub-advisors to each manage a global emerging markets equity portfolio, and we are waiving all investment management fees through May 9, 1998.

  The following report contains discussions of each of the Equity Fund's 1997 performance along with a listing of the investment portfolio, financial statements, and the report of independent accountants. On the following page you'll find a performance summary for all of The Managers Funds as of December 31, 1997. Please contact us at 1-800-835-3879, or your investment advisor, if you'd like to receive a prospectus and additional information, including fees and expenses, on any of the other funds in our family including the new emerging markets equity fund, or an information kit on our new no fee IRA and Roth IRA accounts. Please read the prospectus carefully before you invest or send money.

  As always, should you have any questions regarding this report or any of our funds, please feel free to contact us. We thank you for your continued investment in The Management Funds.

Sincerely,

/s/ Robert P. Watson
Robert P. Watson
President

--------------------------------------------------------------------------------
                                        4

                               THE MANAGERS FUNDS

THE MANAGERS FUNDS PERFORMANCE (unaudited)
All periods ending December 31, 1997
-----------------------------------------------------------------------------

                                            Average Annualized Total Returns+
                              -------------------------------------------------------------
                                                                         Since    Inception   Morningstar
                              1 Year    3 Years   5 Years   10 Years  Inception      Date      Rating++
                              ------    -------   -------   --------  ---------   ---------   -----------
Equity Funds:
Income Equity Fund            27.19%    26.01%    17.83%    15.82%    15.49%      Oct. '84     ****
Capital Appreciation Fund     12.74%    19.58%    14.46%    15.13%    15.27%      Jun. '84     ***
Special Equity Fund           24.45%    27.64%    19.05%    19.27%    17.04%      Jun. '84     ****
International Equity Fund     10.83%    13.26%    15.42%    11.05%    14.00%      Dec. '85     ****

Income Funds:
Short Government Fund          5.55%     6.35%     3.23%     5.22%     5.24%      Oct. '87     **
Short & Intermediate
     Bond Fund                 5.87%     8.43%     4.84%     7.18%     8.36%      Jun. '84     ***
Intermediate Mortgage Fund     8.23%     9.46%     1.85%     6.86%     7.22%      May  '86     **
Bond Fund                     10.42%    14.91%     9.44%    10.24%    11.30%      Jun. '84     ****
Global Bond Fund               0.16%     7.58%       --        --      5.48%      Mar. '94     *
Money Market Fund              5.36%     5.29%     4.38%     5.39%     5.87%      Jun. '84     NA

-----------------------------------------------------------------------------
Past performance is no guarantee of future results. Investment returns and share price will fluctuate. The redemption price of a mutual fund may be more or less than the purchase price. For additional or more recent information on the Managers Equity Funds, or for a prospectus for the Income Funds or the Money Market Fund, please call The Managers Funds at (800) 835-3879, or your investment adviser. Read the prospectus carefully before you invest.

 + Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect fee waivers or the reimbursement of fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

++ Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/97 and are subject to change every month. The ratings are by asset class and are calculated from the funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds other than the International Equity Fund was rated against 1,834, 1,076 and 585 equity funds, the International Equity Fund was rated against 566, 240 and 72 international equity funds, and each of the Income Funds was rated against 2,581, 1,435 and 651 fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

--------------------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
--------------------------------------------------------------------------------

  MANAGERS INCOME EQUITY FUND is an income oriented stock fund managed by The Managers Funds, L.P. since its inception in 1984. The Managers Funds currently utilizes two independent sub-advisors who each manage approximately half of the total portfolio: Harold Ofstie, of Chartwell Investment Partners, hired in September 1997, and Robert Hoffman, of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), hired in August 1991.

THE PORTFOLIO MANAGERS

  In September, after a thorough manager search, the Fund's Board of Trustees approved the replacement of Spare, Kaplan Bischel & Associates, who had managed a portion of the Fund since August 1990, with Chartwell Investment Advisors led by Harold Ofstie. Harold Ofstie and the investment management team at Chartwell are value oriented investors who use relative dividend yields, price/earnings ratios and price/cash flow ratios of stocks to help identify issues which are undervalued by the market. They seek to obtain excess returns from the dividend income stream of the portfolio, the appreciation of stocks from depressed levels and appreciation of stocks due to growth in earnings. Because the income stream provides a positive return, and the level of the dividend provides somewhat of a floor for the price of each stock, the returns from this type of strategy are intended to be less volatile than the market in general.

  Harold's process is such that he only considers stocks which are yielding more than the average dividend yield of the S&P 500. He and a team of analysts and portfolio managers at Chartwell then pare the list of potential holdings in search of strong balance sheets, ample cash flows and valuation characteristics which are customized for each industry group, in order to find the most statistically attractive securities. Fundamental investigation of the candidates seeks to confirm the statistical findings and uncover catalysts within each company or the environment which could potentially improve the earnings and/or stock valuation in the near future. Catalysts can be in the form of a new product or technology, an acquisition, divestiture or restructuring, significant management changes, or outside forces such as industry events, regulatory revisions or changes in demand.

  Harold is not a pure contrarian manager likely to initiate a position purely because it is cheap. Instead he will utilize relative strength and earnings revision models to confirm the efficacy of the catalysts and help optimize the timing of purchases. Because of this, Chartwell's portfolios typically hold positions with less of a yield advantage than the Spare, Kaplan Bischel & Associates (SKB&A) portfolios, which were contrarian in nature and often carried yield advantages of 40% to 50% over the S&P 500 yield. Thus, since the replacement of SKB&A with Chartwell, the Fund's dividend yield has dropped somewhat, but remains slightly higher than that of the S&P 500, even after expenses.

  Harold's portfolios consist of 40 to 50 of Chartwell's best ideas with the restriction that no sector will have a weighting of more than two and a half times the weighting of the S&P 500. Each position has a pre-determined

12-month price target. Stocks are sold when the price targets are met, if fundamentals deteriorate, or if the prices rise to a level in which the dividend yield is below that of the S&P 500. Additionally, stocks may be sold simply to make room for new purchases with better potential.

  Robert Hoffman's philosophy is similar in the belief that stocks with high relative dividend yields provide above average returns with below average volatility in the long run. Hoffman, however, is more of a growth investor who uses relative dividend yields to identify stocks which are well valued and to avoid those which are overvalued. He seeks to obtain excess returns from the dividend income stream of the portfolio, appreciation of stocks from depressed levels, and appreciation of stocks as a result of earnings and dividend growth.

  Similar to Chartwell, he invests only in stocks with a yield higher than that of the S&P 500 (in this case at least a 20% premium is required), and prefers stocks which have yields which are high relative to their own historical levels. After screening for yield, Robert and the team of analysts at Scudder analyze potential holdings in search of strong or improving fundamentals, earnings and dividend growth and strong management. Stocks are sold when the price rises to a point where the yield is more than 25% below that of the S&P 500. In addition, positions are sold if the fundamentals deteriorate, or merely to provide liquidity for other purchases.

  As a rule, Robert generally stays fully invested with a majority of the portfolio in domestic common stocks, however, he will often purchase American Depositary Receipts (ADRs) of foreign companies' stocks, as well as Real Estate Investment Trusts (REITS). Occasionally, he will invest in preferred stock or convertible bonds. At year end, Scudder's portfolio had an average dividend yield of 2.70%.

THE YEAR IN REVIEW

  During the final six months of 1997, MANAGERS INCOME EQUITY FUND provided a total return of 10.6% which brought the return for the full year to 27.2%. For the same periods, the Standard & Poor's 500 Stock Index (S&P 500) returned 10.6% and 33.4%, respectively.

             TOP TEN HOLDINGS
          as of December 31, 1997

                                   % FUND
                                   ------

  Xerox Corp.                        3.6%
  Bristol-Myers Squibb Co.*          2.6%
  Pitney Bowes Inc.                  2.4%
  SmithKline Beecham PLC-ADR         2.4%
  Imperial Chemical Industries
    PLC-ADR                          2.3%
  Baxter International Inc.          2.3%
  American Home Products Corp.       2.1%
  USX-Marathon Group                 2.1%
  Ford Motor Co.                     2.1%
  Chase Manhattan Corp.              2.0%
     *A top ten holding December 1996

  Since the yield oriented style of the Fund is partly intended to reduce volatility, it is typical for the Fund to lag the market in strong upturns, and it is expected to outperform the market during moderate, flat and down markets. Thus, the Fund did not keep up with the strong upswing in 1997, particularly during the second quarter when the S&P 500 rose 17.5% while the Fund returned 13.3%. The Fund did, however, perform relatively well during the third quarter downturn, 'and again in the fourth quarter during the fallout from the events in the Far East.

  Financial companies, which at 22% of net assets makes up the largest sector allocation in the Fund, were the best performing group. Financial companies continued to benefit from consolidation within the industry, as well as lower interest rates and healthy financial markets. Mellon Bank, Lincoln National, Corestates Financial and PNC Bank each returned well in excess of 50% for the year. Heath Care companies, which make up the third largest sector weighting in the Fund, also performed well, and showed particular resiliency during the fourth quarter. Bristol-Myers Squibb returned 77% for the year, Schering-Plough was liquidated in the fourth quarter after a rise of nearly 90%, and Warner Lambert was liquidated in the third quarter because it had appreciated past its price and yield targets.

  Energy stocks were also a solid contributor to performance during the year. Foreign holdings such as Elf Aquitane, YPF and Total rose 32%, 39% and 41%, respectively. Electric utilities were a significant drag to the portfolio during the first half of the year, but they performed very well during the second half. With falling interest rates, and the companies' lack of exposure to the Far East, utilities comprised the strongest performing sector during the fourth quarter. Although Chartwell reduced the extreme overweight position which the Spare Kaplan portfolio had in utilities, the Fund remained significantly overweight relative to the S&P 500 which was a benefit late in the year.

  Finally, from both a performance and a volatility standpoint, the Fund's relatively low exposure to technology stocks was a significant benefit during 1997. Because of the high dividend yield levels which both portfolios managers require, the technology stocks that the Fund owns are mostly aerospace/defense companies as opposed to the computer-related industries, such as semiconductors, computers, and software, which were among the most volatile industries for the year. The few technology names that the Fund does own performed reasonably well. Xerox, despite falling 12% in the fourth quarter, returned 43% for the year. Phillips Electronics also dropped sharply in the fourth quarter, despite which it returned 54% for the year.

LOOKING FORWARD

  As previously mentioned, the portfolio managers, who both select stocks on an individual basis as opposed to rotating sectors or following themes, currently find themselves trimming in the areas of pharmaceuticals, financials, and consumer basics due to high valuations. With the proceeds, they are adding in the areas of electric utilities, telephones and real estate investment trusts (REITs).

  Although nominal valuations look expensive from an historical viewpoint the relative valuation of the stocks in the portfolio remain attractive. At year-end, the weighted average price to earnings ratio for the total portfolio was 20.0, and the weighted average dividend yield was 2.5%. The 30-day annualized SEC yield for the Fund on December 31, 1996, was 1.77%.

--------------------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
Cumulative Total Return Performance
--------------------------------------------------------------------------------

  The Managers Income Equity Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

  The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Managers Income Equity Fund on December 31, 1987, to a $10,000 investment made in the S&P 500 for the same time period. Past performance is not indicative of future results.

        Measurement Period            Managers Income
      (Fiscal Year Covered)             Equity Fund           S&P 500
1987                                      10000               10000
1988                                      12610               11681
1989                                      15415               15359
1990                                      13410               14872
1991                                      17390               19415
1992                                      19127               20905
1993                                      21507               22993
1994                                      21712               23286
1995                                      29172               32036
1996                                      34153               39393
1997                                      43439               52537

This table shows the average annual total returns for Managers Income Equity Fund for the one-year, five-year and ten-year periods through December 31, 1997, and comparable returns for the S&P 500 Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                    ANNUALIZED
                                             -------------------------
                                              ONE      FIVE       TEN
                                             YEAR      YEARS     YEARS
                                             -----     -----     -----
Managers Income Equity Fund                  27.2%     17.8%     15.8%
S&P 500 Index                                 33.4      20.2      18.0

--------------------------------------------------------------------------------
MANAGERS CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

  MANAGERS CAPITAL APPRECIATION FUND is a growth oriented stock fund managed by The Managers Funds, L.P. since its inception in 1984. The Managers Funds currently utilizes two independent sub-advisors who each manage approximately half of the total portfolio: Frank Husic at Husic Capital Management, hired in September, 1996, and Joseph McNay at Essex Investment Management, hired in March 1997.

THE PORTFOLIO MANAGERS

  Frank Husic's investment philosophy depends upon early recognition of change that leads to higher expected earnings growth and altered investor perceptions. Further, he believes in concentrating his portfolio in the greatest expected beneficiaries of those changes. Concentration comes in the form of investing within a limited number of investment themes, and then limiting the number of holdings to approximately 35 positions.

  Frank begins by developing investment themes and then identifying a universe of candidates which will potentially benefit from the effects of the themes. Themes are typically long lived, two or more years, and are developed through the course of business; discussions with company managements or other investors, fundamental analysis, and the tracking of economic, financial and demographic trends.

  Portfolio concentration enables Frank and his investment team to focus on the details of each company in which he invests, speaking with management as well as the managements of competitors, clients and suppliers. If there is any drawback to concentration it is that it tends to be volatile, since each holding has a more meaningful effect on the portfolio.

  To limit negative effects, Frank has developed a strict discipline which involves setting short-term fundamental hurdles for each holding in the portfolio. Hurdles can be earnings targets, sales goals, margin improvements, store openings, acquisitions, divestitures, or any significant event relating to the operations of the company. If the hurdle is achieved, the position is held or increased and a new hurdle is set. If the hurdle is not achieved, the position is reduced and a new hurdle is set. If a hurdle is missed twice, the position is eliminated.

  This discipline has three purposes. First, it serves as a strict and unemotional sell signal. Second, it naturally concentrates the portfolio into those companies which are achieving fundamental success, while de-emphasizing those that are not. Third, it serves to confirm or disprove the efficacy of each investment theme.

  On March 10, 1997, the Fund's board of Trustees approved the replacement of one of the Fund's sub-advisors, Dietche & Field Advisers, with Essex Investment Management, headed by Joseph McNay. Joe McNay's investment philosophy focuses on the principle that a company's earnings growth and profitability will drive its future price performance. He is thus determined to identify companies which have accelerating, sustainable earnings growth and the potential for superior revenue growth and margin expansion. Ideally, Joe searches for companies which have a dominant product or service and a strong management team. Although he is not a "value" manager, Joe is value conscious, and seeks investments that he considers to be under-owned or attractively priced relative to his growth projections. Companies that meet all these criteria are defined as "franchise opportunities."

  The research team and the portfolio management team at Essex generate ideas by visiting companies, attending conferences and trade shows, as well as database screening. Then they develop earnings models and projections, evaluate balance sheet strengths and weaknesses, and visit company managements.

  Upon initiating a position, Essex applies risk controls to limit negative effects. These consist of price targets, individual position limits of 5% of the portfolio, and a maximum industry exposure limit of 20% of the portfolio. Companies are sold when there is a perceived loss of proprietary or dominant position, earnings disappointments, excess value versus forecasted growth, or if there is a better opportunity elsewhere.

  The result is a portfolio comprised of a blend of large multinationals with dynamic medium to large industry leaders. The portfolio's market cap ranges from $1 billion to $100 billion with 50 to 60 companies that display sustainable, high quality earnings growth at reasonable valuations.

THE YEAR IN REVIEW

  During the final six months of 1997, MANAGERS CAPITAL APPRECIATION FUND provided a total return of 7.3% which brought the return for the full year to 12.7%. For the same periods, the Standard & Poor's 500 Stock Index (S&P 500) returned 10.6% and 33.4%, respectively.

             TOP TEN HOLDINGS
          as of December 31, 1997

                                   % FUND
                                   ------
  America Online Inc.                4.9%
  PeopleSoft Inc.*                   3.6%
  HBO & Company                      2.8%
  Excite Inc.                        2.7%
  Amazon.com Inc.                    2.7%
  TMP Worldwide Inc.                 2.5%
  Nextel Communications Inc.         2.2%
  Tele-Communications Inc.           2.1%
  US Airways Group Inc.              2.0%
  CIENA Corp.                        2.0%
  *A top ten holding December 1996

  Although a one year return of 12.7% is respectable from an absolute perspective, the return is disappointing when compared to that of the S&P 500 and other equity indices. As a result of poor relative investment performance, the Fund began a restructuring process in March 1997, when Essex Investment Management was hired to replace Dietche & Field Advisers. The timing of this re-structuring to a more aggressive, growth oriented portfolio coincided with the March/April market decline which punished the technology and health care companies which both managers held.

  The correction, however, did give Essex an opportunity to establish new positions at more favorable prices. Husic also repositioned its portfolio and the results of both managers' efforts are reflected in the top ten holdings, where only one stock

(PeopleSoft) from the top ten list of December 1996 remained in that list at year end.

  The Fund continued to underperform in the second quarter as very large capitalization companies performed best, and the portfolio was invested in smaller aggressively growing companies with lower valuations. This was particularly true in the technology sector which performed well in the second quarter, but not as well as in the benchmark.

  In the third quarter this pattern reversed and the Fund moved aggressively forward in July. In August, as a few of the U.S. blue chips issued warnings that earnings growth from foreign sources was under pressure, stocks traded down, but mid-caps and the Fund continued to outperform. As it appeared that the super-caps were finally losing their dominance, the managers continued to move the portfolio into swiftly growing companies with dominant products and healthy fundamentals. The Fund again outperformed in September, led by America Online, Compaq Computer and Federal Express, which appreciated 35%, 51%, and 38%, respectively, during the third quarter. Also performing well during the third quarter was an increasing position in energy and energy service companies which after a decade of sluggish capital investment, appeared to be in the early stages of an extended period of expansion.

  In late October the market traded down sharply as the financial crisis in the Far East caused investors to sharply lower their expectations of growth derived from foreign sources. While the long-term effects on U.S. corporate earnings remains uncertain, the immediate effect on the market was swift profit taking. Typical of a market overcome by uncertainty, the higher priced growth sectors traded down sharply. Large capitalization stocks rebounded in November, but mid- and small-capitalization companies foundered on thin trading volume.

  Among the worst performing stocks for the period were those that had risen the most in the third quarter such as Compaq, Dell and CNET which dropped 24%, 13% and 25%, respectively. Energy related stocks such as Cooper Cameron and Global Industries also traded lower as the prospect of deflation in the Far East sent commodities prices lower and caused investors to lower their energy demand expectations. In December, the market bounced back, particularly in the last week of trading, and the Fund, having remained invested in companies with solid fundamental results, outperformed in December and the start of 1998.

LOOKING FORWARD

  Throughout the fourth quarter Joe McNay has opportunistically focused his portion of the portfolio toward stocks with low exposure to Southeast Asia. He remains very encouraged about the domestic economy and the prospect for strong corporate profits. Particular areas where Essex is investing are in software companies, fiber optics and digital communication technology companies. In aggregate, Essex's investment thesis going forward "is centered on companies generating highly consistent revenue and earnings growth predominantly from the U.S., Europe and the U.K."

  Frank Husic expects continued strong liquidity into mutual funds from both domestic and foreign investors, continued positive earnings surprises and continued consolidation in a number of industries. Currently Frank is investing based on four major themes.

  Corporate Renaissance is a theme focusing on companies which are restructuring. This theme has gained in importance, and with a possible deflationary scenario, companies who are able to substantially reduce costs will have a much better chance to dominate.

  The Power of Growth theme is premised on Husic's expectation of steady growth in the U.S. economy, and is buoyed by his enthusiasm for rapid growth in California and the West Coast economies which, in his view, should benefit from the troika of trade, technology and tourism over the next two to five years.

  Riding the Information Superhighway is a theme based on Frank's belief that corporations will continue to upgrade their computer systems, which should drive demand growth for add-on goods and services such as software, networks and memory. Frank believes that the building of the internet is still in its early stages.

  Finally, Frank has a focus on Super Secular Growers, which are companies that are able to maintain high growth rates, and will thus be rewarded with increased valuations by investors.

--------------------------------------------------------------------------------
MANAGERS CAPITAL APPRECIATION FUND
Cumulative Total Return Performance
--------------------------------------------------------------------------------

  The Managers Capital Appreciation Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

  The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The index assumes reinvestment of dividends.

  The S&P Midcap 400 Index is a capitalization-weighted index that mea-sures the performance of the mid-range sector or the U.S. stock market where the median market capitalization is approximately $1.8 billion. The S&P 400 was developed on December 31, 1990. S&P 400 returns previous to 1991 are based on a pro forma index of stocks similar to the S&P 400.

  This chart compares a hypothetical $10,000 investment made in Managers Capital Appreciation Fund on December 31, 1987, to a $10,000 investment made in the S&P 500 and the S&P 400 for the same time period. Past performance is not indicative of future results.

                               Managers
                                Capital
    Measurement Period       Appreciation
  (Fiscal Year Covered)          Fund           S&P 500         S&P 400
1987                             10000           10000           10000
1988                             11923           11681           12087
1989                             14433           15359           16383
1990                             14155           14872           15544
1991                             18818           19415           23026
1992                             20822           20905           25219
1993                             24294           22993           28175
1994                             23924           23286           27164
1995                             31912           32036           35575
1996                             36281           39393           42416
1997                             40902           52537           56088

This table shows the average annual total returns for Managers Appreciation Fund for the one-year, five-year and ten-year periods through December 31, 1997, and comparable returns for the S&P 500 Index and the S&P 400 Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                    ANNUALIZED
                                             -------------------------
                                              ONE      FIVE       TEN
                                             YEAR      YEARS     YEARS
                                             -----     -----     -----
Managers Capital Appreciation Fund           12.7%     14.5%     15.1%
S&P 500 Index                                 33.4      20.2      18.0
S&P 400 Index                                 32.2      17.3      18.8

--------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
--------------------------------------------------------------------------------

  MANAGERS SPECIAL EQUITY FUND, managed by The Managers Funds, L.P. since its inception in 1984, is a growth oriented equity fund which primarily invests in the stocks of small capitalization companies. The Managers Funds currently utilizes four independent sub-advisors who each manage separate portions of the portfolio: Andrew Knuth of Westport Asset Management, who has been managing a portion of the Fund since December, 1985 manages approximately one third of the total portfolio. Gary Pilgrim of Pilgrim Baxter & Associates, who has been managing a portion of the fund since October, 1994, manages approximately one third of the portfolio. Timothy Ebright of Liberty Investment Management, a division of Goldman Sachs Asset Management, who has been managing a portion of the fund since December, 1985, manages approximately one quarter of the portfolio. Bob Kern, of Kern Capital Management manages the remainder of the Fund since being added as a sub-advisor in September 1997.

THE PORTFOLIO MANAGERS

  Andy Knuth's investment philosophy entails investing in small capitalization companies which he perceives as having significant upside potential in earnings and return on equity over the next twelve to eighteen months. Although he is investing for growth, Andy will purchase stocks only if they are selling at or below the market's price/earnings multiple, or below valuations of other companies in the same industry. Thus, he must discover and invest in companies very early in their growth cycle.

  Implicit in the strategy, is that Andy and his partner focus on a small number of issues, and tend to hold them for a long time. The concentration and low turnover enable Andy to heavily research and monitor each position. He is focused on future profits only, and, in fact, prefers to find businesses which are inherently good but which have gone through a troubling period. Factors which may improve earnings and investor perceptions include acquisitions or divestitures, management shake-ups, changes in the business cycle, or the development of a proprietary product in a strong industry. He searches in particular for companies with good managers who are finding ways to substantially improve the company.

  The result is that Andy will typically have a concentrated portfolio, and any significant industry concentrations are merely an outcome of bottom up selection. Because some of the companies in which he invests may not yet have earnings, the price to trailing earnings ratio may be high, although the price to forward earnings will be well below average. Andy is a patient investor, usually turning over less than 20% of his portfolio per year.

  Gary Pilgrim, of Pilgrim Baxter & Associates focuses only on companies with high and accelerating earnings growth. First, he screens for stocks which are exhibiting at least 20% or greater earnings growth. He then ranks these stocks using a proprietary quantitative ranking system (QRS) which focuses on recent earnings growth, earnings acceleration, prospective earnings growth and potential for earn-ings surprise. A team of analysts at Pilgrim Baxter speak with managements and analyze the businesses to confirm and refine earnings expectations, and stocks are purchased and sold based on their relative rankings.

  Typically the portfolio will have an average historical and expected earnings growth rate of near 50%. Because such a high priority is placed on high growth, the companies in the portfolio tend to be very visible, and possess very high price to earnings multiples. While successful growers move up in price quickly, companies posting disappointing earnings move down dramatically as well. High multiples also make the prices very sensitive to industry and economic news and events. The result is a portfolio which exhibits a high level of price volatility.

  In addition, the QRS's focus on short term periods results in a high amount of portfolio turnover. This is a necessary circumstance since companies with high price multiples whose growth is slowing need to be identified and replaced immediately. Gary typically holds around 80 positions and has an annual turnover ratio in excess of 200%. His portfolios are also typically heavily weighted in a few business sectors.

  While similar in some respects to Andy Knuth, Tim Ebright of Liberty Investment Management searches for a different kind of value and growth. Tim searches for companies which have very predictable earnings, positive operational cash flow and a defensible market position, which are selling for less than the intrinsic value of the business. In addition, Tim prefers companies in which the managers own a substantial portion of the stock.

  Typically, this combination can only be found in companies that have not been "discovered" by institutional investors, or have been "orphaned" since their initial public offerings. Companies such as this tend to be very small, hence, Tim is what many consider a micro-cap manager. That is, he typically invests only in companies with market capitalizations under $300 million, sometimes far smaller. If his analysis is correct, the portfolio makes money in one of three ways: First, the company may continue to churn out steady earnings growth for an indefinite period. Second, the stock may be discovered by institutional investors and enjoy an expansion of its valuation. Third, the company may be acquired at or above its intrinsic value.

  Because of the size of the companies, Tim must build a portfolio of close to 100 positions. These stocks tend to be less susceptible to market swings, and exhibit less price volatility merely because they trade much less than larger companies. Their added risk is in their lower liquidity.

  Bob Kern is one of the pioneers of micro-cap investing, and while similar to Tim Ebright in his focus on very small companies, Bob directs his efforts toward finding companies which are succeeding through innovation of new products or services. Thus, Bob's portfolio tends to be concentrated in technology, healthcare, consumer goods and service sectors. Bob seeks to earn returns from the appreciation of stocks as the companies' products develop and penetrate new markets.

  In most cases the analysis of the product and judgements as to its potential is the most important aspect of Bob's decision to own a stock. In all cases, however, the operational and financial health of the company must be verified. Bob likes to find companies in which margins will increase with revenue growth, and which can finance much of their growth from operating cash flow.

  Although valuation is clearly important, Bob is often willing to pay relatively high multiples where he sees enough growth potential. Bob will typically hold a portfolio of 60 to 70 stocks with a median market capitalization of under $200 million.

  Risk is a necessary part of investing, and is particularly inherent in investing in small capitalization companies. In this Fund we have combined four managers, who specialize in a different types of risk. Andy Knuth takes on extra specific (or company) risk by concentrating his portfolio in a small number of stocks. Meanwhile he is trying to decrease price risk by purchasing undervalued companies. Tim Ebright is taking on added liquidity risk while decreasing specific and price risks. Gary Pilgrim is taking on added price risk while lowering specific risk. Bob Kern diversifies specific risk while taking on price risk and liquidity risk.

THE YEAR IN REVIEW

  During the final six months of 1997, MANAGERS SPECIAL EQUITY FUND provided a total return of 13.2% which brought the return for the full year to 24.4%. For the same periods, the Russell 2000, a broad index of small capitalization stocks, returned 11.0% and 22.2%, respectively.

             TOP TEN HOLDINGS
          as of December 31, 1997

                                   % FUND
                                   ------
  XTRA Corp.                         2.1%
  Airborne Freight Corp.*            1.8%
  American Radio Systems Corp.       1.8%
  Emmis Broadcasting Corp.           1.4%
  Allied Capital Corp.               1.3%
  Pittston Brink's Group             1.2%
  Downey Financial Corp.             1.0%
  MacFrugal's Bargains
    Close-Outs, Inc.*                1.0%
  Policy Management Systems Corp.    1.0%
  C&D Technologies                   0.9%

     *A top ten holding December 1996.

  The Fund's diversity was an asset in 1997, as strong performance came from a variety of areas, and enabled the Fund to hold up well during the sharp first quarter downturn in small cap growth stocks, and again in the fourth quarter when liquidity across the small capitalization universe came under pressure.

  The first quarter of 1997 was difficult for small capitalization stocks in general, particularly for the growth segments of both the index and the Fund. Despite a positive earnings environment, the valuations of aggressively growing companies retracted substantially, continuing a trend begun in June 1996. For example, the price earnings ratio for the Russell 2000 growth index dropped from
43.8 in June 1996 to 37.4 on December 31, 1996 to 29.8 on March 31, 1997, a drop of 32% in total, and 20% for the first quarter. Conversely, for the same periods, the price earnings ratio for the Russell 2000 Value Index went from
18.1 to 18.7 to 17.4. Thus, the Pilgrim Baxter portion of the portfolio suffered more than the other two managers' portions of the

Fund, specifically in the technology and software sectors.

  The second quarter saw the end of the ten-month bear market for small cap stocks, and the Fund more than made up its relative underperformance of the first quarter. The rally was broad, as all sectors represented in the portfolio appreciated by double digit percentages. National Education, long one of the Fund's largest holdings, was acquired in June by Harcourt General at a price 38% higher than its December 1996 valuation, and 190% above the Fund's cost.

  For the year, transportation holdings were the most significant contributors to performance, appreciating 51% on average. Airborne Freight, one of the Fund's top ten holdings throughout the year, appreciated 166%. Air Express International, Xtra Corp., Sea Containers and CNF Transportation each appreciated significantly due to increasing volumes, rising margins and market recognition.

  The Fund's largest sector position throughout the year was in financial companies which appreciated 42% on average. Falling interest rates, and continued consolidation in the industry helped drive prices higher. Energy stocks performed very well during the first three quarters but faltered in the fourth quarter as a result of falling expected demand for oil.

  Technology positions were by far the weakest and most volatile performers throughout the year. The Fund's technology holdings dropped 19% during the first quarter, then rebounded sharply during the second and third quarters only to trade lower again in the fourth quarter as demand from the Far East came into doubt. For the year, the Fund's technology and software holdings rose only 8% on average.

LOOKING FORWARD

  Tim Ebright continues to find fresh material among companies which recently went public and have since dropped in price as the institutions which originally supported them focus their energies elsewhere. He will be focusing on both old and new investment themes which include companies benefiting from relaxation of government regulation, continued polarization of economic demographics, changes in money flows, expansion of international trade, business consolidation, and the aging of the population. Andy Knuth remains heavily invested in the financial and transportation sectors while adding marginally to the entertainment and leisure group.

  Both Gary Pilgrim and Bob Kern will be focussing on the fastest growing segments of the market and thus remain heavily invested in technology and health care companies. While these have recently been extremely volatile, reacting to news and speculation about demand from abroad, the earnings growth of the holdings have, on average, been healthy. Thus, the volatility has provided opportunities to adjust positions.

--------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
Cumulative Total Return Performance
--------------------------------------------------------------------------------

  The Managers Special Equity Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

  The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

  The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

  This chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund on December 31, 1987, to a $10,000 investment made in the Russell 2000 for the same time period. Past performance is not indicative of future results.

        Measurement Period           Managers Special
      (Fiscal Year Covered)             Equity Fund        Russell 2000
1987                                      10000               10000
1988                                      12526               12489
1989                                      16630               14518
1990                                      13999               11686
1991                                      20970               17067
1992                                      24353               20210
1993                                      28580               24030
1994                                      28010               23593
1995                                      37516               30302
1996                                      46802               35315
1997                                      58245               43169

This table shows the average annual total returns for Managers Special Equity Fund for the one-year, five-year and ten-year periods through December 31, 1997, and comparable returns for the Russell 2000 Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                    ANNUALIZED
                                             -------------------------
                                              ONE      FIVE       TEN
                                             YEAR      YEARS     YEARS
                                             -----     -----     -----
Managers Special Equity Fund                 24.5%     19.1%     19.3%
Russell 2000 Index                            22.2      16.4      15.8

--------------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  MANAGERS INTERNATIONAL EQUITY FUND, managed by The Managers Funds, L.P. since its inception in 1985, seeks long-term capital appreciation through investment in non-U.S. equity securities. The Managers Funds currently utilizes two independent sub-advisors who each manage approximately half of the total portfolio: William Holzer of Scudder Kemper Investments Inc., (formerly Scudder, Stevens & Clark, Inc.), hired in December 1989, and John Reinsberg, of Lazard Asset Management, who was hired in January 1995.

THE PORTFOLIO MANAGERS

  William (Willie) Holzer can be described as a "top down" thematic investor. He views the world as a single global economy as opposed to a collection of separate country economies. Willie focuses his efforts by first developing global investment themes which target the fastest growing or most profitable segments of the global economy. Themes are typically long lived, three or more years, and are developed through the course of business; discussions with company managements or government officials, fundamental and economic analysis, and the tracking of economic, financial and demographic trends. Willie then works with the large group of global securities analysts at Scudder to identify the companies which will potentially benefit from the effects of the themes. These companies will necessarily have attractive fundamentals and reasonable valuations, along with strong company management.

  Willie also believes that it is important to distinguish between three types of companies: Domestic companies are those which produce, sell and raise capital all in their home country; International companies are those which produce at home, but sell their products and raise capital anywhere in the world; Global companies are those which produce, sell and raise capital anywhere. Willie will invest in any of these types in order to capitalize on a theme, however, he prefers global companies which generally have the flexibility and resources to exploit global trends. Thus, his portfolio tends to be heavily weighted in large capitalization, multi-national companies. In addition, his portfolio will tend to be concentrated in the developed markets, with only a small portion invested in companies domiciled in less developed or "emerging" markets. However, companies in the portfolio, while domiciled in developed markets, may have operations or distribution in the emerging markets. Given the long-term nature of the themes, his rate of turnover is relatively low and typically in the 40% to 50% annual range.

  John Reinsberg, of Lazard Asset Management, pursues what is referred to as a "bottom up" value approach. The portfolio managers and analysts at Lazard focus on individual stocks that they believe are financially productive and inexpensively priced. In order to correctly determine what is inexpensive, they analyze the financial statements in the local language, and refigure the accounting in order to make comparisons across countries and industries. This rigorous accounting validation, performed by a large staff of multi-lingual analysts is one of the keys to Lazard's approach.

  John and his team visit and analyze the management and operations of the worthwhile candidates. In purchasing undervalued securities its important to distinguish companies which will improve their valuation from those which are likely to stay at low valuations. John's goal is to find and invest in companies which are creating value. Value creation can come from improving operations or distribution channels, restructuring management, acquisitions, divestitures, or exploiting new markets.

  Country and industry allocation are the result of stock selection, although John manages the structure in order to maintain a reasonable diversification. Given his preference for full and accurate financial disclosure, John tends to have only minimal investments in emerging markets. Although it is improving, financial recording and accounting practices in less developed countries are erratic. As is typical of a value oriented investor, John's portfolio turnover rate is also relatively low and tends to be in a range of 20% to 30% annually.

SOME THOUGHTS ABOUT CURRENCIES.

  One of the additional risks of investing in foreign companies is the risk that foreign currency devaluations will decrease the value of your investment when translated back to U.S. Dollars. This risk can also work in reverse and increase the value of your investment. Currency movements are no less difficult to predict than the direction of interest rates; in fact they are related. One of the benefits of international investing is the diversification benefit gained from the difference in return patterns (lower correlation of returns) that foreign stock markets have with U.S. stocks. Much of this differentiation comes from currency movements. This is a long way of saying that much of the diversification benefit of international investing is a result of currency fluctuations.

  For this reason, the portfolio managers of the Fund do not, as a policy, hedge all foreign currency exposure in the portfolio back to U.S. Dollars. In fact, both managers use currency hedges sparingly. Here's why: First, as previously mentioned, it is difficult to predict currency movements, and neither manager believes he can consistently add value by timing currencies. Secondly, the currency exposure of the portfolio is not necessarily reflected in the country allocation. Most of the companies in the portfolio are global companies that may have assets in, and certainly derive revenues from a variety of countries in a variety of currencies. Hence, determining the appropriate hedge ratio would be extremely difficult. We and the managers together believe that the portfolio is well diversified in currencies, and would not benefit from a policy of active hedging or currency management. That said, there are periods when, if the managers believe there is particular risk of volatility in a certain currency, they will use forward foreign exchange contracts to hedge all or a portion of the currency exposure.

THE YEAR IN REVIEW

  During the final six months of 1997, Managers International Equity Fund provided a total return of -1.7%, which brought the return for the full year to 10.8%. For the same periods, the Morgan Stanley Capital International -- Europe Australia Far East Index (EAFE) returned -8.5% and 1.8%, respectively.

             TOP TEN HOLDINGS
          as of December 31, 1997
                                   % FUND
                                   ------
  Novartis AG*                       2.0%
  Viag AG                            1.8%
  CS Holding AG                      1.8%
  Unilever PLC                       1.7%
  Sony Corp.*                        1.6%
  Axa-UAP                            1.5%
  British Aerospace PLC              1.5%
  Ricoh Company Ltd.                 1.5%
  Nestle SA Registered               1.5%
  Hocchst AG*                        1.4%
     *A top ten holding December 1996

  Because there was such a vast difference in returns between European stocks and Far Eastern stocks, the primary determinant of the Fund's performance relative to the EAFE was the regional allocation of the Fund's assets. As described above, neither manager uses a technique whereby he is deciding on country allocations. Rather, the country allocation of each portfolio is simply a result of the manager's stock selection. Prior to and throughout 1997, both managers found the majority of their investments in Europe. While the investment allocation in Japan rose from 15% at the beginning of the year to 18% in September, it remained well below that of the index, which began the year at 32%, and dropped to 25% by year-end. Similarly, the portfolio was underweight in the remainder of the Far East where the managers were finding what they considered to be excessive valuations, undisciplined capital spending, imprudent lending and inappropriate policy responses. Thus, only 5% of the Fund was invested in the developed pacific region other than Japan, and only trace amounts were invested in Pacific Region emerging markets. The portfolio was completely void of investments in Indonesia, Thailand and Singapore at mid-year, and the allocation in Malaysia and Korea combined was less than 1%. While these allocations were a modest hindrance to performance relative to the index and peers during the first half of the year, justification of the managers' analysis was evident in the latter half of 1997.

  Stock selection within the Pacific and European regions was also additive during the year. While the Nikkei average fell more than 30% in U.S. Dollar terms, the Japanese holdings in the portfolio returned -1.8% on average for the year. Global brand name companies such as Ricoh, Sony, Honda and Nintendo among others performed relatively well not only because they are more competitively operated, but also because their businesses are diversified across the globe. Continued underweighting of the Japanese financial sector, particularly the major banks, was beneficial, as these traded down as the quality of their loan portfolios continued to deteriorate. One notable exception is Orix, a Japanese leasing company, which restructured its debt provisions, acquired a bankrupt competitor, entered a joint venture with Banc One, announced a share buyback program and improved its employee incentive program with the use of stock options. Orix appreciated 67% in U.S. Dollar terms for the year.

  European stocks, which made up approximately 65% of the portfolio throughout the year, performed extremely well in local currency terms. German stocks, which began the year as the heaviest portion of the portfolio, performed well, rising 15% on average As in 1996, restructuring of businesses continued to liberate shareholder value in 1997. Daimler Benz, RWE and VIAG were significant contributors during the year, but SAP was again the portfolio's best performing asset, rising 134% for the year. Swiss shares had the most significant impact, rising 34% on average, led by Clarient and Swiss Reinsurance.

  From a sector perspective, financial holdings, which made up 20% of the portfolio throughout the year, were the dominant contributors, rising 21% on average. Previously mentioned Orix and Swiss Reinsurance, along with Zurich Insurance, EXEL, Skandia Foersaekrings, Assurances Generales de France, and Bayerische Vereinsbank each rose more than 59% for the year. Healthcare and utilities holdings, although smaller portions of the portfolio, also contributed significantly, rising 23% and 15%, respectively.

LOOKING FORWARD

  While global companies have dominated the portfolio in the past few years, both managers are beginning to find interesting investments among domestic companies (as defined above). These companies have less flexibility to allocate resources across boarders and they have significantly underperformed global companies which have benefited from operational restructuring. The valuations of domestic companies, however, are cheaper, and there are some which are beginning to follow in the footsteps of the global companies by rationalizing their operations and focusing on shareholder value. Further, as global economies continue to ride the fence between disinflation and deflation, it will be important to focus on those companies (global, international or domestic) which will have the ability to continue to reduce costs.

  Scudder developed a new theme in the fourth quarter which focuses on "secure streams of income." As baby boomers age and their need for secure retirement income increases, so does their need for yield. Meanwhile the supply of bonds and regulated utilities is falling due to shrinking deficits, and deregulation. Thus, the valuation of these instruments is likely to rise. Scudder will be seeking to increase the utility holdings in the portfolio by purchasing those utilities which are best positioned to prosper in a deregulated environment.

  John Reinsberg will continue to concentrate on finding value within individual stocks, but with a particular focus on a few important developments during 1998. The development of the common European Currency has been progressing slowly, but will be a large benefit when complete. As in 1997, Lazard will continue to closely analyze the Japanese banks to determine an appropriate entry point.

--------------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
Cumulative Total Return Performance
--------------------------------------------------------------------------------

  The Managers International Equity Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

  The MSCI EAFE Index (EAFE) is compiled by Morgan Stanley Capital International. It consists of over 1000 large, publicly traded stocks from 20 countries of Europe, Australia and the Far East. The index assumes reinvestment of dividends.

  This chart compares a hypothetical $10,000 investment made in Managers International Equity Fund on December 31, 1987, to a $10,000 investment made in the EAFE for the same time period. Past performance is not indicative of future results.

                                         Managers
        Measurement Period             International
      (Fiscal Year Covered)             Equity Fund          MSCI EAFE
1987                                      10000               10000
1988                                      10889               12859
1989                                      12533               14247
1990                                      11307               10943
1991                                      13360               12310
1992                                      13928               10851
1993                                      19253               14426
1994                                      19638               15547
1995                                      22827               17290
1996                                      25743               18336
1997                                      28530               18662

This table shows the average annual total returns for Managers International Equity Fund for the one-year, five-year and ten-year periods through December 31, 1997, and comparable returns for the EAFE Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                    ANNUALIZED
                                             -------------------------
                                              ONE      FIVE       TEN
                                             YEAR      YEARS     YEARS
                                             -----     -----     -----
Managers Income Equity Fund                  10.8%     15.4%     11.1%
EAFE Index                                     1.8      11.5       6.4

--------------------------------------------------------------------------------
THE MANAGERS FUNDS
SUMMARY OF INDUSTRY WEIGHTINGS AND MANAGERS INTERNATIONAL EQUITY FUND
COUNTRY ALLOCATIONS RELATIVE TO MSCI EAFE INDEX (unaudited)
--------------------------------------------------------------------------------

                                    MANAGERS          MANAGERS          MANAGERS        MANAGERS
                                     INCOME            CAPITAL           SPECIAL      INTERNATIONAL
 MAJOR SECTORS                     EQUITY FUND    APPRECIATION FUND    EQUITY FUND     EQUITY FUND
 --------------------------------- -----------    -----------------    -----------    -------------
 Basic Industries                      12.9%                -%              1.3%           11.0%
 Capital Goods                          3.1               0.7               7.6             5.5
 Communication Services                 4.5              18.1               4.4             3.6
 Computer Software                        -              19.2               6.2               -
 Conglomerates                            -                 -                 -             1.6
 Consumer Basics                        5.4               0.8               1.1             7.9
 Consumer Durable Goods                 5.3               2.0               0.8             8.1
 Consumer Non-Durable                   4.9               9.2               4.5             1.6
 Consumer Services                        -                 -               3.1               -
 Energy                                 8.5               4.3               3.6             5.9
 Entertainment & Leisure                  -               8.7               6.6             2.9
 Environmental Controls                 1.4                 -               3.1               -
 Finance and Insurance                 21.8              10.8              10.8            22.6
 General Business                       1.7               8.6               8.6             2.8
 Health Care                           11.6               4.3               8.9             4.1
 Real Estate                            2.2                 -               3.2             0.9
 Technology                             7.6               6.2               8.3             3.1
 Transportation                         0.6               3.2               8.5             1.7
 Utilities                              5.1               1.6               0.8             6.1
 Other                                  3.4               2.3               8.6            10.6

--------------------------------------------------------------------------------

                        MANAGERS                                            MANAGERS
                      INTERNATIONAL       MSCI                            INTERNATIONAL       MSCI
 COUNTRY ALLOCATION    EQUITY FUND     EAFE INDEX    COUNTRY ALLOCATION    EQUITY FUND     EAFE INDEX
 ------------------   -------------    ----------    ------------------   -------------    ----------
 United Kingdom            17.6%          21.6%      Denmark                    0.5%           1.1%
 Germany                   16.1            9.8       Argentina                  0.5            0.0
 Japan                     15.7           25.2       Finland                    0.5            0.7
 Switzerland               10.2            7.8       China                      0.3            0.0
 France                     9.0            8.0       Austria                    0.3            0.4
 Sweden                     4.2            2.6       South Africa               0.3            0.0
 Netherlands                3.6            5.7       Ghana                      0.2            0.0
 Italy                      2.8            4.0       Malaysia                   0.2            0.8
 Hong Kong                  2.5            2.8       Korea                      0.1            0.0
 Australia                  1.9            2.8       Belgium                    0.0            1.3
 Canada                     1.8            0.0       Singapore                  0.0            0.9
 Brazil                     1.2            0.0       Norway                     0.0            0.5
 Spain                      0.9            2.7       Ireland                    0.0            0.4
 United States              0.8            0.0       New Zealand                0.0            0.3

--------------------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997

  -------------------------------------------
                          SHARES        VALUE
  -------------------------------------------
COMMON STOCKS -- 96.2%
BASIC INDUSTRIES -- 12.9%
Allegheny Teledyne,
  Inc.                      40,617   $ 1,050,965
Betzdearborn, Inc.          19,340     1,180,949
Dow Chemical Co.             4,400       446,600
Eastman Chemical Co.         6,800       405,025
E.I. duPont de Nemours
 & Co., Inc.                19,500     1,171,219
Georgia Pacific Corp.        5,600       340,200
Georgia Pacific Corp. -
 Timber Group                5,600       127,050
Imperial Chemical
 Industries PLC -
 Sponsored ADR              22,960     1,490,965
International Paper Co.      6,945       299,503
Olin Corp.                   8,700       407,813
Oregon Steel Mills,
 Inc.                       13,300       283,456
Westvaco Corp.               8,800       276,650
Weyerhaeuser Co.            10,400       510,250
Witco Corp.                  9,800       399,962
                                     -----------
 TOTAL BASIC INDUSTRIES                8,390,607
                                     -----------
CAPITAL GOODS -- 3.1%
Minnesota Mining &
 Manufacturing Co.           8,200       672,912
PACCAR, Inc.                 6,000       315,000
Philips Electronics
 NV - ADR                   10,200       617,100
Rockwell International
 Corp.                       7,400       386,650
                                     -----------
 TOTAL CAPITAL GOODS                   1,991,662
                                     -----------
COMMUNICATION SERVICES -- 4.5%
ALLTEL Corp.                 8,600       353,137
Bell Atlantic Corp.          9,392       854,672
BellSouth Corp.              9,000       506,813
GTE Corp.                   13,800       721,050
Sprint Corp.                 8,500       498,313
                                     -----------
 TOTAL COMMUNICATION SERVICES          2,933,985
                                     -----------
CONSUMER BASICS -- 5.4%
General Mills, Inc.         10,800       773,550
Heinz (H.J.) Co.            16,900       858,731
Philip Morris Cos.,
 Inc.                       25,700     1,164,531
Unilever NV -
 New York
 registered shares          11,800       736,763
                                     -----------
 TOTAL CONSUMER BASICS                 3,533,575
                                     -----------

  -------------------------------------------
                          SHARES        VALUE
  -------------------------------------------
CONSUMER DURABLE GOODS -- 5.3%
Dana Corp.                  12,100   $   574,750
Echlin Inc.                  8,000       289,500
Ford Motor Co.              27,500     1,338,906
Meritor Automotive,
 Inc.                       11,566       243,609
TRW, Inc.                   11,900       635,163
Whirlpool Corp.              6,400       352,000
                                     -----------
 TOTAL CONSUMER DURABLE GOODS          3,433,928
                                     -----------
CONSUMER NON-DURABLE -- 4.9%
Avon Products, Inc.          3,100       190,263
J.C. Penney Co., Inc.        8,700       524,719
Kimberly-Clark Corp.        20,500     1,010,906
Limited Inc., The           18,900       481,950
Mercantile Stores Co.,
 Inc.                        5,400       328,725
Rite Aid Corp.               4,700       275,831
Sears, Roebuck & Co.         7,700       348,425
                                     -----------
 TOTAL CONSUMER NON-DURABLE            3,160,819
                                     -----------
ENERGY -- 8.5%
Compagnie Francaise de
 Petroleum Total,
 Sponsored ADR               7,100       394,050
Dresser Industries,
 Inc.                        9,000       377,438
Elf Aquitaine,
 Sponsored ADR*              8,541       500,716
Enron Corp.                 17,700       735,656
Lyondell Petrochemical
 Co.                        10,400       275,600
MCN Energy Corp.             9,200       371,450
Royal Dutch Petroleum
 Co. -- New York
 registered shares           6,100       330,544
Texaco, Inc.                13,600       739,500
USX-Marathon Group          40,400     1,363,500
YPF Sociedad Anonima,
 Class D, Sponsored ADR     12,800       437,600
                                     -----------
 TOTAL ENERGY                          5,526,054
                                     -----------
ENVIRONMENTAL CONTROLS -- 1.4%
Browning-Ferris
 Industries, Inc.           24,100       891,700
                                     -----------
FINANCE AND INSURANCE -- 21.8%
American General Corp.       9,500       513,594
Aon Corp.                    7,600       445,550
Banc One Corp.              17,750       964,047
BankBoston Corp.             4,550       427,416

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

  -------------------------------------------
                          SHARES        VALUE
  -------------------------------------------
FINANCE AND INSURANCE (CONTINUED)
Bankers Trust New York
 Corp.                       4,000   $   449,750
Chase Manhattan Corp.       11,800     1,292,100
Compass Bancshares Inc.      9,000       393,750
CoreStates Financial
 Corp.                       1,100        88,069
Crestar Financial Corp.      5,600       319,200
EXEL Ltd.                    7,200       456,300
Federal National
 Mortgage Association       22,600     1,289,612
First Commerce Corp.         3,700       248,825
First Security Corp.        12,700       531,812
First Union Corp.            7,500       384,375
Firstar Corp.               11,400       483,787
Hartford Financial
 Services Group Inc.         6,700       626,869
J.P. Morgan & Co., Inc.      2,700       304,762
KeyCorp                      7,000       495,687
Lincoln National Corp.       8,200       640,625
Mellon Bank Corp.            8,800       533,500
PNC Bank Corp.               7,800       445,088
Safeco Corp.                10,700       520,288
Summit Bancorp              16,200       862,650
Union Planters Corp.         5,100       346,481
U.S. Bancorp                10,100     1,130,569
                                     -----------
 TOTAL FINANCE AND INSURANCE          14,194,706
                                     -----------
GENERAL BUSINESS -- 1.7%
McGraw-Hill Companies        6,200       458,800
True North
 Communications, Inc.       25,300       626,175
                                     -----------
 TOTAL GENERAL BUSINESS                1,084,975
                                     -----------
HEALTH CARE -- 11.2%
American Home Products
 Corp.                      17,900     1,369,350
Baxter International,
 Inc.                       29,100     1,467,731
Bristol-Myers Squibb
 Co.                        18,180     1,720,282
Glaxo Wellcome PLC --
 Sponsored ADR              11,700       560,138
SmithKline Beecham Unit
 PLC,
 Sponsored ADR              29,760     1,530,780
Zeneca Group PLC,
 Sponsored ADR               5,600       604,800
                                     -----------
 TOTAL HEALTH CARE                     7,253,081
                                     -----------

  -------------------------------------------
                          SHARES        VALUE
  -------------------------------------------
REAL ESTATE -- 2.2%
Health Care Property
 Investors, Inc.             6,800   $   257,125
Meditrust                    8,411       308,053
Security Capital Group
 Inc. -- Warrants***           449         2,357
Security Capital
 Industrial Trust           14,458       359,643
Starwood Hotels &
 Resorts Trust               8,700       503,512
                                     -----------
 TOTAL REAL ESTATE                     1,430,690
                                     -----------
TECHNOLOGY -- 7.6%
AMP, Inc.                   18,000       756,000
Gencorp, Inc.               12,500       312,500
Pitney Bowes, Inc.          17,110     1,538,830
Xerox Corp.                 31,500     2,325,094
                                     -----------
 TOTAL TECHNOLOGY                      4,932,424
                                     -----------
TRANSPORTATION -- 0.6%
CSX Corp.                    7,000       378,000
                                     -----------
UTILITIES -- 5.1%
Cinergy Corp.               11,500       440,594
Duke Power Co.              11,190       619,646
Pacificorp                  10,700       292,244
PG&E Corp.                  11,900       362,206
Sonat, Inc.                 10,100       462,075
Southern Co.                 2,800        72,450
Williams Companies,
 Inc., The                  22,600       641,275
Wisconsin Energy Corp.      15,500       445,625
                                     -----------
 TOTAL UTILITIES                       3,336,115
                                     -----------
TOTAL COMMON STOCKS (cost
 $51,486,107)                         62,472,321
                                     -----------
  -------------------------------------------
                         PRINCIPAL
                          AMOUNT        VALUE
  -------------------------------------------
CONVERTIBLE BOND -- 0.4%
HEALTH CARE -- 0.4%
American Retirement
 Corp.,
 (cost $260,000)          $260,000       260,650
                                     -----------

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

  -------------------------------------------
                          SHARES        VALUE
  -------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
JPM Prime Money Market
  Fund, 5.58%**          1,071,229   $ 1,071,229
Landmark Institutional
 Liquid Reserves,
 5.60%**                 2,019,226     2,019,226
                                     -----------
TOTAL SHORT-TERM INVESTMENTS
 (cost $3,090,455)                     3,090,455
                                     -----------
TOTAL INVESTMENTS -- 101.4%
 (cost $54,836,562)                   65,823,426
OTHER ASSETS, LESS LIABILITIES --
 (1.4)%                                 (877,141)
                                     -----------
NET ASSETS -- 100.0%                 $64,946,285
                                     ===========

-------------------------------------------
Note:  Based on the cost of investments of
       $54,896,736 for federal income tax
       purposes at December 31, 1997, the
       aggregate gross unrealized
       appreciation and depreciation was
       $11,720,225 and $793,535, re-
       spectively, resulting in net
       unrealized appreciation of investments
       of $10,926,690.
*      Some or all of these shares, amounting
       to $498,313, or 0.8% of net assets,
       were out on loan to various brokers as
       of December 31, 1997.
**     Yield shown for each investment com-
       pany represents the December 31, 1997
       seven-day average yield, which refers
       to the sum of the previous seven days'
       dividends paid, expressed as an annual
       percentage.
***    Non-income producing security.
INVESTMENT ABBREVIATIONS:
ADR:   Securities whose value is determined
       or significantly influenced by trading
       on exchanges not located in the United
       States or Canada. ADR after the name
       of a holding stands for American
       Depositary Receipt, representing
       ownership of foreign securities on
       deposit with a domestic custodian
       bank.
New York registered shares: Shares of foreign
companies registered on the New York Stock
Exchange.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
MANAGERS CAPITAL APPRECIATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997

  -------------------------------------------
                          SHARES        VALUE
  -------------------------------------------
COMMON STOCKS -- 97.7%
CAPITAL GOODS -- 0.7%
Thermo Electron Corp.*      12,000   $   534,000
                                     -----------
COMMUNICATION SERVICES -- 18.1%
Advanced Fibre
  Communications*           33,400       972,775
AirTouch
 Communications, Inc.*      26,700     1,109,719
AT&T Corp.                  20,000     1,225,000
CIENA Corp.*                23,800     1,454,775
Comcast Corp., Class A      16,600       527,050
GTE Corp.                   10,100       527,725
LCI International,
 Inc.*                      39,000     1,199,250
Lucent Technologies,
 Inc.                        6,900       551,137
Nextel Communications
 Inc -- Class A*            62,600     1,611,950
Qwest Communications
 International Inc.*        20,300     1,202,775
RSL Communications,
 Ltd.*                      53,300     1,179,263
Tel-Save Holdings,
 Inc.*                      46,400**     916,400
WorldCom, Inc.*             29,900       904,475
                                     -----------
 TOTAL COMMUNICATION SERVICES         13,382,294
                                     -----------
COMPUTER SOFTWARE -- 19.2%
Citrix Systems, Inc.*       11,800       896,800
CNET, Inc.*                 47,500**   1,365,625
Compuware Corp.*            27,900       892,800
Excite, Inc.*               65,900     1,977,000
HBO & Company               43,100     2,066,106
J.D. Edwards & Co.*         24,900       731,437
PeopleSoft, Inc.*           69,400     2,689,250
Platinum Technology,
 Inc.*                      26,500       748,625
Policy Management
 Systems Corp.*             17,100     1,189,519
Siebel Systems Inc.*            69         2,885
Sterling Commerce,
 Inc.*                      18,500       711,094
VERITAS Software Corp.*     17,800       901,125
                                     -----------
 TOTAL COMPUTER SOFTWARE              14,172,266
                                     -----------
CONSUMER BASICS -- 0.8%
Warner Lambert Co.           4,700       582,800
                                     -----------

  -------------------------------------------
                          SHARES        VALUE
  -------------------------------------------
CONSUMER DURABLE GOODS -- 2.0%
Sunbeam Corp., Inc.         34,500   $ 1,453,313
                                     -----------
CONSUMER NON-DURABLE -- 9.2%
Amazon.com, Inc,*           32,700**   1,970,175
Costco Cos. Inc*            19,800       882,337
CVS Corp.                   11,400       730,313
General Nutrition Cos.
 Inc.*                      28,500       965,437
Home Depot, Inc.            21,600     1,271,700
Rite Aid Corp.              16,100       944,869
                                     -----------
 TOTAL CONSUMER NON-DURABLE            6,764,831
                                     -----------
ENERGY -- 4.3%
Cooper Cameron Corp.*       17,100     1,043,100
Friede Goldman
 International Inc.*        20,600**     607,700
Global Industries Ltd.*     64,000     1,088,000
Schlumberger, Ltd.           5,900       474,950
                                     -----------
 TOTAL ENERGY                          3,213,750
                                     -----------
ENTERTAINMENT AND LEISURE -- 8.7%
America Online, Inc.*       40,800     3,638,850
HSN, Inc.*                  24,000     1,236,000
Tele-Communications,
 Inc. TCI, Class A*         56,039     1,562,087
                                     -----------
 TOTAL ENTERTAINMENT AND LEISURE       6,436,937
                                     -----------

FINANCE AND INSURANCE -- 10.8%
American Express Co.        15,000     1,338,750
BankAmerica Corp.           12,000       876,000
Household
 International, Inc.         8,000     1,020,500
H.F. Ahmanson & Co.         20,400     1,365,525
Imperial Bancorp*           23,500     1,158,844
Lehman Brothers
 Holdings, Inc.             23,000     1,173,000
Travelers Group, Inc.       20,000     1,077,500
                                     -----------
 TOTAL FINANCE AND INSURANCE           8,010,119
                                     -----------
GENERAL BUSINESS -- 8.6%
Apollo Group, Inc. --
  Class A*                  25,400     1,200,150
Cendant Corp,*              35,600     1,223,750
Dow Jones & Co., Inc.       20,400     1,095,225
McGraw-Hill Companies       13,000       962,000
TMP Worldwide Inc.*         81,000     1,842,750
                                     -----------
 TOTAL GENERAL BUSINESS                6,323,875
                                     -----------

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
MANAGERS CAPITAL APPRECIATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

  -------------------------------------------
                          SHARES        VALUE
  -------------------------------------------
HEALTH CARE -- 4.3%
Arterial Vascular
  Engineer, Inc.*           19,000   $ 1,235,000
Bristol-Myers Squibb
 Co.                         6,300       596,138
Eli Lilly & Co.              9,400       654,475
Rexall Sundown, Inc.*       23,500**     709,406
                                     -----------
 TOTAL HEALTH CARE                     3,195,019
                                     -----------
TECHNOLOGY -- 6.2%
Compaq Computer Corp.       16,800       948,150
Dell Computer Corp.*        17,000     1,428,000
Incyte Pharmacuticals,
 Inc.*                      19,500       853,125
Saville Systems Ireland
 PLC -- Sponsored ADR*      22,200       919,912
Security Dynamics
 Technologies, Inc.*        12,300       439,725
                                     -----------
 TOTAL TECHNOLOGY                      4,588,912
                                     -----------
TRANSPORTATION -- 3.2%
C.H. Robinson
  Worldwide, Inc.           39,400       881,575
US Airways Group Inc.*      24,000     1,500,000
                                     -----------
 TOTAL TRANSPORTATION                  2,381,575
                                     -----------
UTILITIES -- 1.6%
Williams Companies,
  Inc., The                 40,401     1,146,380
                                     -----------
TOTAL INVESTMENTS
 (cost $62,469,339)                   72,186,071
OTHER ASSETS, LESS
 LIABILITIES -- 2.3%                   1,673,621
                                     -----------
NET ASSETS -- 100.0%                 $73,859,692
                                     ===========

-------------------------------------------
Note:  Based on the cost of investments of
       $62,528,769 for federal income tax
       purposes at December 31, 1997, the
       aggregate gross unrealized
       appreciation and depreciation was
       $11,394,231 and $1,736,929,
       respectively, resulting in net
       unrealized appreciation of investments
       of $9,657,302.
*      Non-income-producing security.
**     Some or all of these shares, amounting
       to $5,488,787, or 7.4% of net assets,
       were out on loan to various brokers as
       of December 31, 1997.
INVESTMENT ABBREVIATIONS:
ADR:   Securities whose value is determined
       or significantly influenced by trading
       on exchanges not located in the United
       States or Canada. ADR after the name
       of a holding stands for American
       Depositary Receipt, representing
       ownership of foreign securities on
       deposit with a domestic custodian
       bank.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997

   -------------------------------------------
                         SHARES         VALUE
   -------------------------------------------
COMMON STOCKS -- 91.4%
BASIC INDUSTRIES -- 1.3%
Chase Industries,
  Inc.*                    75,800    $  1,932,900
Lydall, Inc.*             100,000       1,950,000
Maverick Tube Corp.*       89,600       2,228,800
Metals USA, Inc.*          33,500         510,875
NuCo2, Inc.*               43,300         465,475
Oregon Metallurgical
 Corp.*                    55,200       1,842,300
                                      -----------
 TOTAL BASIC INDUSTRIES                 8,930,350
                                      -----------
CAPITAL GOODS -- 7.6%
AAR Corp.                 172,800       6,696,000
ADE Corp.*                 44,600         774,925
Cable Design
 Technologies Corp.*      117,650       4,573,644
Comdial Corp.*            100,100         925,925
DT Industries, Inc.        86,700       2,947,800
Flow International
 Corp.*                    72,200         676,875
Furon Co.                 105,000       2,191,875
Halter Marine Group,
 Inc.*                     93,550       2,701,256
Hughes Supply, Inc.        65,150       2,276,178
Integrated Process
 Equipment Corp.*          54,500**       854,969
JLG Industries, Inc.      388,600       5,488,975
K-Tron International,
 Inc.*                     80,700       1,381,987
Micrel, Inc.*              32,200         897,575
Rental Service Corp.*      80,100       1,967,456
Rogers Corp.*              68,700       2,808,113
Sanmina Corp.*             51,100**     3,468,413
Sawtek, Inc.*              78,000       2,047,500
Scotsman Industries,
 Inc.                      67,500       1,649,531
Semiconductor Packing
 Materials Co., Inc.*      34,500         250,125
Sequa Corp, Class A*       99,600       6,480,225
Watsco, Inc.               80,700       1,992,281
Wireless Telecom
 Group, Inc.               67,300         416,419
Wolverine Tube, Inc.*      48,100       1,491,100
                                      -----------
 TOTAL CAPITAL GOODS                   54,959,147
                                      -----------
COMMUNICATION SERVICES -- 4.4%
AmeriLink Corp.*           24,000         618,000

   -------------------------------------------
                         SHARES         VALUE
   -------------------------------------------
COMMUNICATION SERVICES (CONTINUED)
Arch Communications
 Group, Inc.*             265,200    $  1,359,150
Associated Group,
 Inc., Class B*             7,650         221,850
Centennial Cellular
 Corp., Class A*          170,250       3,426,281
CFW
 Communications Co.        61,000       1,342,000
Comcast UK Cable
 Partners Ltd., Class
 A*                        72,500         661,563
Communications
 Central, Inc.*           243,100       2,431,000
Davel Communications
 Group, Inc.*              94,000       2,350,000
LCI International,
 Inc.*                     78,200       2,404,650
MDSI Mobile
 Solutions, Inc.*          38,000         703,000
Metrocall, Inc.*          153,180         756,326
Nice Systems Ltd. --
 Sponsored ADR*            26,900       1,119,713
Orckit
 Communications Ltd.*      30,000         551,250
P-COM, Inc.*              199,100       3,434,475
Peoples Telephone
 Company, Inc.*           330,400       1,218,350
Powerwave
 Technologies, Inc.*       54,800         904,200
Rural Cellular
 Corp. -- Class A*         43,300         562,900
Specialty
 Teleconstructors,
 Inc.*                     70,000         892,500
Tekelec*                  101,400       3,092,700
Vanguard Cellular
 Systems, Inc. --
 Class A*                 128,300       1,635,825
World Access, Inc.*        90,600       2,163,075
                                      -----------
TOTAL COMMUNICATION SERVICES           31,848,808
                                      -----------
COMPUTER SOFTWARE -- 6.2%
Adept Technology,
  Inc.*                    11,000         115,500
Ciber, Inc.*               72,600       4,210,800
Credit Management
 Solutions, Inc.*          45,400         573,175

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                                       31

--------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

   -------------------------------------------
                         SHARES         VALUE
   -------------------------------------------
COMPUTER SOFTWARE (CONTINUED)
DAOU Systems, Inc.*        61,400**  $  1,911,075
Documentum, Inc.*          76,900       3,210,575
Geoworks*                  79,100         741,562
HNC Software, Inc.*        30,300       1,299,113
Information
 Management
 Resources, Inc.*          87,700       3,288,750
ISG International
 Software Group Ltd.*      61,800         872,925
JDA Software
 Group, Inc.*              49,700       1,714,650
Medirisk, Inc.*            62,700         689,700
National Data Corp.       141,200       5,100,850
OrCAD, Inc.*               44,000         368,500
Peerless Systems
 Corp.*                   108,000       1,390,500
Policy Management
 Systems Corp.*           102,300       7,116,244
Technology
 Solutions Co.*            38,150         994,284
Template Software,
 Inc.*                     20,000         290,000
VERITAS Software
 Corp.*                    87,175       4,413,234
Viasoft, Inc.*             61,300       2,589,925
V-One Corp.*               88,400         309,400
Wind River Systems*        86,700       3,402,975
                                      -----------
 TOTAL COMPUTER SOFTWARE               44,603,737
                                      -----------
CONSUMER BASICS -- 1.1%
Glacier Water
  Services, Inc.*          39,100       1,212,100
Suiza Foods Corp.*         46,920       2,794,672
Sylvan, Inc.*             110,400       1,531,800
Whole Foods
 Market, Inc.*             46,500       2,377,313
                                      -----------
 TOTAL CONSUMER BASICS                  7,915,885
                                      -----------
CONSUMER DURABLE GOODS -- 0.8%
Aaron Rents, Inc.,
  Class B                 110,000       2,090,000
Alrenco, Inc.*             94,100       1,517,362
Cross-Continent
 Auto Retailers,
 Inc.*                     30,800         257,950
IMPCO Technologies,
 Inc.*                     46,200         499,538

   -------------------------------------------
                         SHARES         VALUE
   -------------------------------------------
CONSUMER DURABLE GOODS (CONTINUED)
Motorcar Parts &
 Accesories, Inc.*         82,300    $  1,357,950
                                      -----------
 TOTAL CONSUMER DURABLE GOODS           5,722,800
                                      -----------

CONSUMER NON-DURABLE -- 4.5%
American Safety Razor
  Co.*                     57,800       1,141,550
Blyth Industries,
 Inc.*                    139,750**     4,183,766
Cash America
 International, Inc.      155,100       2,006,606
Claire's Stores, Inc.      28,400         552,025
Cone Mills Corp.*          52,900         409,975
Dollar Tree Stores,
 Inc.*                     53,000       2,192,875
Fingerhut Cos., Inc.      125,000       2,671,875
Freds, Inc., Class A       74,750       1,466,969
Gadzooks, Inc.*            31,000         651,000
Genesco Inc.*              33,000         420,750
Gymboree Corp. (The)*      35,000         958,125
Helen of Troy Ltd.*       149,200       2,387,200
Henry Schein, Inc.*        32,000       1,120,000
MacFrugals Bargains
 Close-Outs, Inc.*        175,800       7,229,775
Michael Anthony
 Jewelers, Inc.*          177,100         431,681
Showbiz Pizza Time,
 Inc.*                     50,000       1,150,000
Successories, Inc.*         3,800          28,975
Tefron Ltd.*               21,000         483,000
TJX Companies, Inc.        40,000       1,375,000
Uni-Marts, Inc.           103,000         360,500
United Rentals, Inc.*      13,000         251,063
World of Science,
 Inc.*                    211,300         924,437
                                      -----------
TOTAL CONSUMER NON-DURABLE             32,397,147
                                      -----------
CONSUMER SERVICES -- 3.1%
Benihana, Inc. --
  Class A*                109,700       1,357,537
Carriage Services,
 Inc., Class A*           103,800       1,933,275
Landry's Seafood
 Restaurants, Inc.*       148,000       3,552,000
Pittston Brink's
 Group                    219,100       8,818,775
Protection One, Inc.      216,100**     2,404,113

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                                       32

--------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

   -------------------------------------------
                         SHARES         VALUE
   -------------------------------------------
CONSUMER SERVICES (CONTINUED)
Rock of Ages Corp.*        93,200    $  1,421,300
Ruby Tuesday, Inc.*       111,000       2,858,250
                                      -----------
 TOTAL CONSUMER SERVICES               22,345,250
                                      -----------
ENERGY -- 3.6%
Berry Petroleum Co.,
  Class A                 107,600       1,876,275
Gulf Island
 Fabrication, Inc.*        40,500         804,937
Hanover Compressor
 Co.*                     121,300       2,479,069
Key Energy Group,
 Inc.*                     36,400         789,425
Newpark Resources,
 Inc.*                    268,800       4,704,000
Offshore Logistics,
 Inc.*                     10,000         213,750
Patterson Energy,
 Inc.*                     57,300       2,216,794
Pool Energy Services
 Co.*                     127,100       2,827,975
Pride International,
 Inc.*                     58,700       1,482,175
Tosco Corp.                75,000       2,835,937
Tuboscope, Inc.*          102,600       2,468,813
Varco International,
 Inc.*                    150,900       3,234,919
                                      -----------
 TOTAL ENERGY                          25,934,069
                                      -----------
ENTERTAINMENT AND LEISURE -- 6.6%
American Radio
  Systems Corp.*          237,500      12,661,719
Cinar Films Inc. --
 Class B*                  27,400       1,051,475
Cox Radio, Inc.*          106,200       4,274,550
Emmis Broadcasting
 Corp., Class A*          227,400      10,346,700
Gaylord Entertainment
 Co., Class A             131,400       4,196,588
Granite Broadcasting
 Corp.*                   169,000**     1,499,875
Gray Communications
 System, Inc.              45,000       1,181,250
Harveys Casino
 Resorts                   99,000       2,054,250
Houghton Mifflin Co.       86,400       3,315,600

   -------------------------------------------
                         SHARES         VALUE
   -------------------------------------------
ENTERTAINMENT AND LEISURE (CONTINUED)
Jones Intercable,
 Inc., Class A*           210,500    $  3,696,906
Saga Communications,
 Inc., Class A*           139,600       2,966,500
Toymax International,
 Inc.*                     31,000         263,500
                                      -----------
 TOTAL ENTERTAINMENT AND LEISURE       47,508,913
                                      -----------

ENVIRONMENTAL CONTROLS -- 3.1%
Allied Waste
  Industries, Inc.*       161,000       3,753,312
American Disposal
 Services, Inc.*          163,200       5,936,400
BHA Group, Inc.             7,500         140,625
GNI Group, Inc.*          129,100         605,156
KTI, Inc.*                 26,900**       440,488
Met-Pro Corp.              59,500         981,750
Superior Services,
 Inc.*                    144,300       4,166,662
Tetra Tech, Inc.*         152,147       3,042,940
URS Corp.*                115,800       1,802,138
Waste Industries,
 Inc.*                     91,900       1,654,200
                                      -----------
 TOTAL ENVIRONMENTAL CONTROLS          22,523,671
                                      -----------

FINANCE AND INSURANCE -- 10.8%
Alabama National
  Bancorporation           64,400       1,698,550
Allied Capital Corp.*     425,265**     9,408,995
AMRESCO, Inc.*             70,500       2,088,562
Andover Bancorp, Inc.      28,800       1,152,000
CENFED Financial
 Corp.                     22,000         990,000
Charter One
 Financial, Inc.           89,302       5,603,701
ContiFinancial Corp.*     132,900**     3,347,419
Downey Financial
 Corp.                    265,315       7,544,895
Executive Risk, Inc.       13,000         907,562
First Republic Bank*       29,956         956,720
First Savings Bank of
 Washington Bancorp,
 Inc.                     127,000       3,429,000
FirstBank Corp.            73,200       1,354,200
HCC Insurance
 Holdings, Inc.            52,650       1,118,812

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                                       33

--------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

   -------------------------------------------
                         SHARES         VALUE
   -------------------------------------------
FINANCE AND INSURANCE (CONTINUED)
Hilb, Rogal &
 Hamilton Co.             128,000    $  2,472,000
HUBCO, Inc.                66,412       2,598,370
Mercantile
 Bancorporation, Inc.      62,037       3,815,275
Money Store, Inc.
 (The)                    190,350**     3,997,350
National Western Life
 Insurance Co., Class
 A*                        12,000       1,206,000
NSS Bancorp, Inc.         104,500       3,944,875
Penn Treaty American
 Corp.*                    41,300       1,311,275
Penn-America Group,
 Inc.                      75,050       1,529,144
Riverview Bancorp,
 Inc.                      50,000**       875,000
Sterling Financial
 Corp.*                   141,600       3,044,400
Vermont Financial
 Services Corp.           200,000       5,525,000
Washington Mutual,
 Inc.                      22,500       1,434,375
Webster Financial
 Corp.                     89,900       5,967,113
                                      -----------
 TOTAL FINANCE AND INSURANCE           77,320,593
                                      -----------
GENERAL BUSINESS -- 8.6%
ABM Industries, Inc.      105,900       3,236,569
Advanced Health
 Corp.*                    52,200**       822,150
Affiliated Computer
 Services, Inc. ,
 Class A*                  95,000       2,499,687
Alternative Resources
 Corp.*                    75,300       1,736,606
American Business
 Information*              46,900         469,000
American Business
 Information, Inc.,
 Class A*                  79,800         778,050
Amplicon, Inc.             68,600       1,131,900
Baker, Michael Corp.*     223,000       2,174,250
CACI International,
 Inc., Class A*            99,600       1,960,875
Caribiner
 International, Inc.*      34,300       1,526,350
Concord EFS, Inc.*        121,875       3,031,641

   -------------------------------------------
                         SHARES         VALUE
   -------------------------------------------
GENERAL BUSINESS (CONTINUED)
Consolidated
 Graphics, Inc.*           69,000    $  3,217,125
Data Transmission
 Network Corp.*            37,300       1,030,412
Electro Rent Corp.*        70,350       2,515,013
F.Y.I. Inc.*               93,000       2,139,000
Hospitality Worldwide
 Services*                 69,500         912,187
ImageMAX, Inc.*            15,000**       151,875
Iron Mountain, Inc.*       60,500       2,178,000
ITT Educational
 Services, Inc.*          200,000       4,462,500
LSI Industries, Inc.       64,000       1,120,000
Mail-Well, Inc.*          153,050       6,198,525
Manpower, Inc.             46,500       1,639,125
M/A/R/C, Inc.              53,000         954,000
National Computer
 Systems, Inc.             31,500       1,110,375
PMT Sevices, Inc.*        134,300       1,863,413
Registry, Inc.*            80,600**     3,697,525
Steck Vaughn
 Publishing Corp.*        187,500       2,718,750
UOL Publishing, Inc.*      27,500         448,594
Volt Information
 Sciences, Inc.*           61,350       3,305,231
Warrantech Corp.*         106,000       1,033,500
Whittman-Hart, Inc.*       18,300         626,775
World Fuel Services
 Corp.                     68,150       1,431,150
                                      -----------
 TOTAL GENERAL BUSINESS                62,120,153
                                      -----------
HEALTH CARE -- 8.9%
Advance Paradiam,
  Inc.*                    35,000       1,111,250
Advocat, Inc.*            208,500       1,772,250
Applied Analytical
 Industries, Inc.*         62,300       1,027,950
Chemed Corp.               62,400       2,585,700
Cytyc Corp.*               20,300**       504,962
Dura
 Pharmaceuticals,
 Inc.*                     90,500       4,151,688
ESC Medical Systems
 Ltd.*                     28,600       1,104,675
Genelabs
 Technologies, Inc.*       50,000         137,500
Gulf South Medical
 Supply, Inc.*             98,100       3,654,225

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                                       34

--------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

   -------------------------------------------
                         SHARES         VALUE
   -------------------------------------------
HEALTH CARE (CONTINUED)
Horizon Health Corp.*      68,100    $  1,549,275
Jones Medical
 Industries, Inc.          37,000**     1,415,250
Lifeline Systems,
 Inc.*                     78,500       1,942,875
Lunar Corp.*               52,600**     1,065,150
Mariner Health Group,
 Inc.*                    113,000       1,836,250
Monarch Dental Corp.*      13,000         172,250
Morrison Health Care,
 Inc.                      98,852       1,977,040
National Dentex
 Corp.*                    54,300       1,167,450
NBTY, Inc.*                17,200         574,050
NCS HealthCare, Inc.,
 Class A*                 115,300**     3,026,625
Orthodontic Centers
 of America, Inc.*        121,700**     2,023,262
Owens & Minor, Inc.
 Holding Co.              213,300       3,092,850
Parexel International
 Corp.*                   128,300       4,747,100
Perclose, Inc.*            18,500         353,813
PMR Corp.*                 17,000         337,875
Prime Medical
 Services, Inc.*          134,600       1,850,750
Protocol Systems,
 Inc.*                    155,400       1,563,712
Quorum Health Group,
 Inc.*                    105,750       2,762,719
Renal Treatment
 Centers, Inc.*           126,600       4,573,425
Res-Care, Inc.*            72,800**     2,074,800
Retirement Care
 Associates, Inc.*         87,418         743,053
Summit Care Corp.*         19,200         312,000
Sunrise Assisted
 Living, Inc.*             29,600       1,261,700
Universal Health
 Services, Inc.,
 Class B*                 102,000       5,138,250
Vitalink Pharmacy
 Services, Inc.*           90,400       2,180,900
ZymeTx, Inc.*              38,000**       380,000
                                      -----------
 TOTAL HEALTH CARE                     64,172,624
                                      -----------
   -------------------------------------------
                         SHARES         VALUE
   -------------------------------------------
REAL ESTATE -- 3.2%
CapStar Hotel Co.*         85,000    $  2,916,562
Chateau Communities,
 Inc.                      59,229       1,865,714
CKE Restaurants, Inc.     107,900       4,545,287
Equity Inns, Inc.         143,100       2,110,725
Health Care Property
 Investors, Inc.           50,000       1,890,625
National Health
 Investors, Inc.           44,400       1,859,250
Presidential Realty
 Corp., Class B            64,458         443,149
RFS Hotel Investors,
 Inc.                      98,900       1,971,819
Servico, Inc.*             52,200         880,875
Signature Resorts,
 Inc.*                    112,250**     2,455,469
Sovran Self Storage,
 Inc.                      61,900       2,007,881
                                      -----------
 TOTAL REAL ESTATE                     22,947,356
                                      -----------
TECHNOLOGY -- 8.3%
Alpha Industries,
  Inc.*                   210,700       3,397,537
Apex PC Solutions,
 Inc.*                     62,900       1,344,488
Armor Holdings, Inc.*      42,500         472,812
AVTEAM, Inc.*              63,500         539,750
Box Hill Systems
 Corp.*                   111,500       1,163,781
Cambridge Technology
 Partners*                118,500       4,932,563
Channell Commercial
 Corp.*                   120,000       1,440,000
Checkpoint Systems,
 Inc.                     309,900       5,423,250
Complete Business
 Solutions, Inc.*          28,300       1,213,362
Computer Horizons
 Corp.*                    72,800       3,312,400
Comverse Technology,
 Inc.*                     38,200       1,480,250
C&D Technologies,
 Inc.                     139,800       6,745,350
Davox Corp.*               60,600**     1,954,350
IDX Systems Corp.*         70,400       2,604,800
ILC Technology, Inc.*      75,600       1,096,200
Integrated Circuit
 Systems, Inc.*            64,000       1,768,000

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                                       35

--------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

   -------------------------------------------
                         SHARES         VALUE
   -------------------------------------------
TECHNOLOGY (CONTINUED)
Interlink
 Electronics, Inc.*        75,000    $    337,500
International Total
 Services, Inc.*           60,300         927,113
Jaco Electronics,
 Inc.*                     90,600         566,250
Kulicke & Soffa
 Industries, Inc.*         32,900         612,762
NeoMagic Corp.*           100,100       1,276,275
Network Appliance,
 Inc.*                    132,700       4,627,913
PMC-Sierra, Inc.*          45,000       1,395,000
REMEC, Inc.*              102,050       2,296,125
Richardson
 Electronics, Ltd.         43,100         463,325
Richey Electronics,
 Inc.*                     34,800         348,000
Sensormatic
 Electronics Corp.        222,300       3,654,056
Sipex Corp.*               54,200       1,639,550
Vitesse Semiconductor
 Corp.*                    78,650       2,969,038
                                      -----------
 TOTAL TECHNOLOGY                      60,001,800
                                      -----------
TRANSPORTATION -- 8.5%
Air Express
  International Corp.     214,150       6,451,269
Airborne Freight
 Corp.                    209,100      12,990,337
Circle International
 Group, Inc.              227,300       5,213,694
CNF Transportation
 Inc.                      68,100       2,613,338
Fritz Companies,
 Inc.*                    293,600       4,092,050
Gulfmark Offshore
 Inc.*                     36,400       1,164,800
MotivePower
 Industries, Inc.*        112,900       2,624,925
Pittston Burlington
 Corp.                    241,400       6,336,750

   -------------------------------------------
                         SHARES         VALUE
   -------------------------------------------
TRANSPORTATION (CONTINUED)
Sea Containers, Ltd.,
 Class A                  107,000    $  3,424,000
Sea Containers, Ltd.,
 Class B                   13,890         440,139
Xtra Corp.                263,000      15,418,375
                                      -----------
 TOTAL TRANSPORTATION                  60,769,677
                                      -----------
UTILITIES -- 0.8%
El Paso Electric Co.*     808,900       5,915,081
                                      -----------
TOTAL COMMON STOCKS (cost
 $513,683,974)                        657,937,061
                                      -----------
SHORT-TERM INVESTMENTS -- 8.2%
OTHER INVESTMENT COMPANIES -- 8.2%
AIM Short-Term
  Investments Co.
  Liquid Assets
  Portfolio, 5.75%***  26,560,814      26,560,814
Calvert Cash Reserves
 Institutional Prime
 Fund, 5.90%***        13,248,080      13,248,080
JPM Prime Money
 Market Fund,
 5.58%***                 271,966         271,966
Landmark
 Institutional Liquid
 Reserves, 5.60%***    18,713,987      18,713,987
                                      -----------
 TOTAL OTHER INVESTMENT COMPANIES
   (cost $58,794,847)                  58,794,847
                                      -----------

TOTAL INVESTMENTS -- 99.6% (cost
 $572,478,821)                        716,731,908
OTHER ASSETS, LESS
LIABILITIES --
 0.4%                                   2,975,469
                                      -----------
NET ASSETS -- 100.0%                 $719,707,377
                                      ===========

--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

-------------------------------------------
Note:  Based on the cost of investments of
       $574,370,529 for federal income tax
       purposes at December 31, 1997, the
       aggregate gross unrealized
       appreciation and depreciation was
       $161,428,122 and $19,066,743,
       respectively, resulting in net unreal-
       ized appreciation of investments of
       $142,361,379.
*      Non-income-producing security.
**     Some or all of these shares, amounting
       to $28,937,176, or 4.0% of net assets,
       were out on loan to various brokers as
       of December 31, 1997.
***    Yield shown for each investment com-
       pany represents the December 31, 1997
       seven-day average yield, which refers
       to the sum of the previous seven days'
       dividends paid, expressed as an annual
       percentage.
INVESTMENT ABBREVIATIONS:
ADR:   Securities whose value is determined
       or significantly influenced by trading
       on exchanges not located in the United
       States or Canada. ADR after the name
       of a holding stands for American
       Depositary Receipt, representing
       ownership of foreign securities on
       deposit with a domestic custodian
       bank.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997

  -------------------------------------------
                        SHARES         VALUE
  -------------------------------------------
COMMON STOCKS -- 89.4%
BASIC INDUSTRIES -- 11.0%
AGA AB, Series B,
  Switzerland
  Certificate
  (Sweden)                142,800   $  1,888,437
Alcan Aluminium Ltd.
 (Canada)                      63          1,724
Anglo American
 Platinum Corp.
 Ltd -- ADR (USA)          55,676        743,664
Aracruz Celulose SA,
 Sponsored ADR
 (Brazil)                  83,400      1,198,875
Ashanti Goldfields
 Co. Ltd. Sponsored
 GDR (Ghana)              110,013        825,098
BASF AG (Germany)          92,509      3,278,273
Bayer AG (Germany)*        66,036      2,466,783
BOC Group PLC (U.K.)      168,234      2,766,007
Ciba Specialty
 Chemicals AG --
 registered shares
 (a)(Switzerland)*         15,781      1,879,205
Clariant AG --
 registered shares
 (Switzerland)              2,721      2,271,845
Compagnie De
 Saint-Gobain
 (France)                  13,610      1,933,463
Companhia Vale do
 Rio Doce, Sponsored
 ADR (Brazil)*             80,900      1,627,392
Hoechst AG (Germany)      159,767      5,595,109
Holderbank
 Financiere Glaris
 AG -- Bearer Shares
 (Switzerland)              4,394      3,584,484
Impala Platinum
 Holdings, ADR
 (South Africa)            27,200        259,907

  -------------------------------------------
                        SHARES         VALUE
  -------------------------------------------
BASIC INDUSTRIES (CONTINUED)
Kymmene OY (Finland)       37,140   $    742,671
Rhone Poulenc SA,
 Class A (France)*         98,782      4,424,961
RTZ Corp. PLC (U.K.)       70,890        873,858
Sasol Ltd.,
 Sponsored ADR
 (South Africa)            88,834        938,309
Sekisui Chemical Co.
 (Japan)                  302,000      1,533,476
Stillwater Mining
 Co. (USA)*                42,200        706,850
Sumitomo Metal
 Mining Co. (Japan)       212,000        698,170
Thyssen AG (Germany)        8,400      1,797,715
Usinas Siderurgicas
 de Minas Gerais,
 Sponsored ADR
 (Brazil)                  64,500        381,440
                                     -----------
 TOTAL BASIC INDUSTRIES               42,417,716
                                     -----------
CAPITAL GOODS -- 5.5%
Alcatel Alsthom
  (France)*                25,300      3,215,835
General Electric Co.
 PLC (U.K.)               708,900      4,593,433
Heidelberger
 Druckmaschinen AG
 (Germany)*                 7,527        414,227
Mannesmann AG
 (Germany)*                 6,800      3,436,004
Matsushita Electric
 Works, Ltd. (Japan)      166,000      1,436,624
Minebea Co., Ltd.
 (Japan)                  186,000      1,994,332
Mitsubishi Heavy
 Industries Ltd.
 (Japan)                  486,000      2,024,845
Omron Corp. (Japan)        90,000      1,406,142
Schindler Holding AG
 PC (Switzerland)             686        714,544
Schneider SA
 (France)                  29,151      1,582,877

--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

  -------------------------------------------
                        SHARES         VALUE
  -------------------------------------------
BASIC INDUSTRIES (CONTINUED)
SKF AB, Series B
 (Sweden)                  19,000   $    404,413
                                     -----------
 TOTAL CAPITAL GOODS                  21,223,276
                                     -----------
COMMUNICATION SERVICES -- 3.6%
BCE, Inc. (Canada)         28,100        949,743
Deutsche Telekom AG
 (Germany)                 38,622        726,732
Deutsche Telekom AG,
 Sponsored ADR
 (Germany)                 34,573        643,922
Nippon Telegraph &
 Telephone Corp.
 (Japan)                      597      5,120,931
Telecom Italia SpA
 (Italy)*                 761,000      3,355,455
Telefonica De Espana
 (Spain)                  114,900      3,280,702
                                     -----------
 TOTAL COMMUNICATION SERVICES         14,077,485
                                     -----------

CONGLOMERATES -- 1.6%
BTR PLC (U.K.)            557,900      1,686,085
Citic Pacific Ltd.
 (Hong Kong)              114,000        453,116
Hutchison Whampoa
 Ltd. (Hong Kong)         230,000      1,442,509
Metallgesellschaft
 AG (Germany)*             82,000      1,499,653
Sumitomo Corp.
 (Japan)                   37,000        206,862
Swire Pacific Ltd.
 (Hong Kong)              183,800      1,008,066
                                     -----------
 TOTAL CONGLOMERATES                   6,296,291
                                     -----------
CONSUMER BASICS -- 7.9%
B.A.T. Industries
  PLC, Sponsored ADR
  (U.K.)                  328,400      2,994,732
Cadbury Schweppes
 PLC (U.K.)               296,693      2,994,473
Coca Cola Amatil
 Ltd. (Australia)          58,178        434,762
Companhia Cervejaria
 Brahma (Brazil)*          97,000      1,376,188

  -------------------------------------------
                        SHARES         VALUE
  -------------------------------------------
CONSUMER BASICS (CONTINUED)
Diageo PLC (U.K.)         358,936   $  3,283,807
Fosters Brewing
 Group Ltd.
 (Australia)              787,460      1,498,623
Heineken NV
 (Netherlands)             10,060      1,751,377
Japan Tobacco, Inc.
 (Japan)                      357      2,531,837
Molson Cos. Ltd.
 (Canada)                  64,600      1,154,984
Nestle SA --
 registered shares
 (Switerzland)              3,786      5,671,745
Unilever PLC (U.K.)       774,000      6,657,772
                                     -----------
 TOTAL CONSUMER BASICS                30,350,300
                                     -----------
CONSUMER DURABLE GOODS -- 8.1%
Autoliv, Inc. (USA)        51,700      1,693,175
Daimler-Benz AG
 (Germany)                 43,500      3,051,613
Electrolux AB,
 Series B (Sweden)         31,500      2,185,985
Fiat SpA (Italy)          356,950      1,038,162
Honda Motor Co.
 (Japan)                   94,000      3,448,418
LucasVarity PLC
 (U.K.)                   959,200      3,387,295
Matsushita Electric
 Industries (Japan)       339,000      4,958,949
Michelin, Class B --
 registered shares
 (France)                  32,268      1,624,525
Philips Electronics
 N.V. (Netherlands)        65,900      3,952,082
Sony Corp. (Japan)         68,200      6,058,972
                                     -----------
 TOTAL CONSUMER DURABLE GOODS         31,399,176
                                     -----------

CONSUMER NON-DURABLE -- 1.6%
Canon Inc. (Japan)         70,000      1,629,777
Ito-Yokado Co., Ltd.
 (Japan)                   40,000      2,037,221
Metro AG (Germany)         49,520      1,775,503

--------------------------------------------------------------------------------
                                       39

--------------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

  -------------------------------------------
                        SHARES         VALUE
  -------------------------------------------
CONSUMER NON-DURABLE (CONTINUED)
Neuenburger,
 Schweizerische
 Allgemeine
 Versicherungs --
 Gesellschaft
 (Switzerland)              1,570   $    866,014
                                     -----------
 TOTAL CONSUMER NON-DURABLE            6,308,515
                                     -----------
ENERGY -- 5.9%
British Petroleum
  Company PLC (U.K.)      159,100      2,104,659
Broken Hill
 Proprietary Co.
 Ltd. (Australia)          99,000        919,456
Elf Aquitaine SA
 (France)                  37,800      4,396,444
Ente Nazionale
 Idrocarburi SpA
 (Italy)                  509,400      2,888,232
Royal Dutch
 Petroleum Co. --
 New York registered
 shares (Netherlands)      31,100      1,685,231
RWE AG (Germany)           87,500      3,696,601
Shell Transport &
 Trading Co. --
 registered shares
 (U.K.)                   363,600      2,550,100
Woodside Petroleum
 Ltd. (Australia)         349,250      2,462,888
YPF Sociedad
 Anonima, Class D,
 Sponsored ADR
 (Argentina)               59,600      2,037,575
                                     -----------
 TOTAL ENERGY                         22,741,186
                                     -----------
ENTERTAINMENT AND LEISURE -- 2.9%
Carlton
  Communications PLC
  (U.K.)                  321,200      2,479,584
EMI Group PLC (U.K.)      170,100      1,419,297
Genting Berhad
 (Malaysia)               276,000        691,863
Nintendo Corp. Ltd.
 (Japan)                   30,800      3,019,376

  -------------------------------------------
                        SHARES         VALUE
  -------------------------------------------
ENTERTAINMENT AND LEISURE (CONTINUED)
Rank Group PLC
 (U.K.)                   328,000   $  1,826,329
Reuters Holdings PLC
 (U.K.)                   166,680      1,820,583
                                     -----------
 TOTAL ENTERTAINMENT AND LEISURE      11,257,032
                                     -----------

FINANCE AND INSURANCE -- 22.3%
Aegon NV
  (Netherlands)            28,332      2,522,095
Allianz AG (Germany)       13,274      3,438,497
Assurances Generales
 de France (France)        60,709      3,216,765
AXA-UAP (France)           76,325      5,905,882
Banque Nationale de
 Paris (France)            48,300      2,567,279
Bayerische
 Vereinsbank AG
 (Germany)                 50,979      3,335,406
Commerzbank AG
 (Germany)                 55,376      2,179,394
Credito Italiano
 (Italy)*                 532,100      1,640,817
CS Holding AG
 (Switerland)              44,033      6,810,470
Deutsche Bank AG
 (Germany)                 33,800      2,386,170
Dresdner Bank AG
 (Germany)                 50,100      2,311,515
EXEL Ltd. (USA)            25,600      1,622,400
HSBC Holding PLC,
 registered shares
 (Hong Kong)              115,461      2,845,922
International
 Nederlanden Groep
 NV (Netherlands)          50,260      2,116,837
Istituto Nazionale
 delle Assicurazioni
 (Italy)                  774,600      1,569,780
Long-Term Credit
 Bank of Japan,
 (The) (Japan)            363,000        581,045

--------------------------------------------------------------------------------
                                       40

--------------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

  -------------------------------------------
                        SHARES         VALUE
  -------------------------------------------
FINANCE AND INSURANCE (CONTINUED)
Merita Ltd. -- Class
 A (Finland)              185,900   $  1,016,304
Mitsui Marine & Fire
 Insurance Co.
 (Japan)                  136,000        693,697
Munchener
 Rueckvericherungs-
 Gesellschaft --
 registered shares
 (Germany)*                10,065      3,793,363
National Westminster
 Bank PLC (U.K.)          220,100      3,658,524
Nichido Fire &
 Marine (Japan)           135,000        703,071
Nichiei Co. (Japan)        11,200      1,192,311
Nomura Securities
 Co. Ltd. (Japan)         158,000      2,105,537
Nordbanken Holding
 AB (Sweden)*             179,900      1,017,331
Norwich Union PLC
 (U.K.)*                   51,700        309,948
Orix Corp. Ltd.
 (Japan)                   44,200      3,080,493
Promise Co. (Japan)        29,480      1,634,642
Prudential Corp. PLC
 (U.K.)                   157,500      1,917,929
Schweizerische
 Rueckversicherungs --
 registered shares
 (Switzerland)              1,419      2,653,099
Shohkoh Fund (Japan)        4,000      1,219,269
Skandia
 Foersaekrings AB
 (Sweden)                  58,770      2,771,995
Sumitomo Trust and
 Banking Co. (Japan)      627,000      3,255,771
Svenska
 Handelsbanken,
 Class A (Sweden)          70,300      2,430,427
Unidanmark A/S,
 Class A (Denmark)         28,200      2,070,170
  -------------------------------------------
                        SHARES         VALUE
  -------------------------------------------
FINANCE AND INSURANCE (CONTINUED)
Westpac Banking
 Corporation Ltd.
 (Australia)              290,200   $  1,856,577
Zurich
 Versicherun --
 registered shares
 (Switerland)               8,220      3,915,357
                                     -----------
 TOTAL FINANCE AND INSURANCE          86,346,089
                                     -----------
GENERAL BUSINESS -- 2.8%
Flughafen Wien AG
  (Austria)                33,055      1,313,669
Granada Group PLC
 (U.K.)                   137,400      2,098,819
Havas SA (France)          14,300      1,028,811
Mirror Group PLC
 (U.K.)                   268,700        860,613
SAP AG (Germany)            9,898      3,237,985
Societe Generale de
 Surveillance
 Holding SA
 (Switzerland)              1,221      2,339,721
                                     -----------
 TOTAL GENERAL BUSINESS               10,879,618
                                     -----------
HEALTH CARE -- 4.1%
Astra AB, Series A
  (Sweden)                125,346      2,170,692
Astra AB, Series B
 (Sweden)                  83,200      1,398,909
Novartis AG --
 bearer shares
 (Switzerland)              1,342      2,181,255
Novartis AG --
 registered shares
 (Switzerland)              3,467      5,623,317
Schering AG
 (Germany)                 15,993      1,542,447
SmithKline Beecham
 Unit PLC (U.K.)          263,064      2,711,318
                                     -----------
 TOTAL HEALTH CARE                    15,627,938
                                     -----------
REAL ESTATE -- 0.9%
Cheung Kong
  (Holdings) Ltd.
  (Hong Kong)              85,000        556,685
Kerry Properties
 Ltd. (Hong Kong)         734,479      1,213,231
New World
 Development Co.,
 Ltd. (Hong Kong)         159,000        549,903

--------------------------------------------------------------------------------
                                       41

--------------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

  -------------------------------------------
                        SHARES         VALUE
  -------------------------------------------
REAL ESTATE (CONTINUED)
Wharf (Holdings)
 Ltd. (Hong Kong)         577,000   $  1,265,841
                                     -----------
 TOTAL REAL ESTATE                     3,585,660
                                     -----------
TECHNOLOGY -- 3.1%
British Aerospace
  PLC (U.K.)              202,351      5,766,472
Ricoh Company Ltd.
 (Japan)                  462,000      5,732,098
Samsung Display
 Devices Co.
 (South Korea)*            10,230        193,133
Samsung Electronics
 Ltd., GDR
 representing 1/2
 non-voting Shares
 (South Africa)*           29,181        164,143
Samsung Electronics
 Ltd., GDR
 representing 1/2
 non-voting
 Shares,(a)
 (South Africa)*            1,422         19,901
                                     -----------
 TOTAL TECHNOLOGY                     11,875,747
                                     -----------
TRANSPORTATION -- 1.7%
Canadian National
  Railway Co.
  (Canada)                 58,400      2,759,400
Canadian Pacific,
 Ltd. (Canada)             71,100      1,915,503
Konink Nedlloyd
 Groep NV
 (Netherlands)             76,100      1,726,432
                                     -----------
 TOTAL TRANSPORTATION                  6,401,335
                                     -----------
UTILITIES -- 6.1%
CIE Generale Des
  Eaux (France)            30,300      4,228,961
Huaneng Power
 International,
 Inc., ADR (China)*        47,100      1,092,131
National Grid Group
 PLC (UK)                 459,400      2,180,691
National Power PLC
 (U.K.)                   432,300      4,260,317
Powergen PLC (U.K.)       107,783      1,402,106

  -------------------------------------------
                        SHARES         VALUE
  -------------------------------------------
UTILITIES (CONTINUED)
Veba AG (Germany)          53,296   $  3,629,206
Viag AG (Germany)          12,844      6,918,389
                                     -----------
 TOTAL UTILITIES                      23,711,801
                                     -----------
OTHER INVESTMENT COMPANIES -- 0.3%
Daiwa Securities
  Co., Ltd.               361,000      1,244,160
                                     -----------
 TOTAL COMMON STOCKS
   (cost $300,333,298)               345,743,325
                                     -----------
SHORT-TERM INVESTMENTS -- 7.7%
OTHER INVESTMENT COMPANIES -- 0.4%
JPM Prime Money
  Market Fund, 5.58%**  1,739,085      1,739,085
                                     -----------

  -------------------------------------------
                       PRINCIPAL
                        AMOUNT
  -------------------------------------------
DISCOUNT NOTE -- 3.9%
Federal National
  Mortgage
  Association,
  4.75%, 01/02/98     $15,000,000     14,998,021
                                     -----------
REPURCHASE AGREEMENT -- 3.4%
Donaldson, Lufkin,
  Jenrette, dated
  12/31/97, due
  01/02/98, 6.500%,
  total to be
  received
  $13,089,725
  (secured by
  $13,126,000 U.S.
  Treasury Notes,
  5.500%, due
  04/15/00, market
  value $13,217,173),
  at cost              13,085,000     13,085,000
                                     -----------
TOTAL SHORT-TERM INVESTMENTS
 (cost $29,822,106)                   29,822,106
                                     -----------
TOTAL INVESTMENTS -- 97.1%
 (cost $330,155,404)                 375,565,431
OTHER ASSETS,
LESS LIABILITIES --
 2.9%                                 11,058,727
                                     -----------
NET ASSETS -- 100.0%                $386,624,158
                                     ===========

--------------------------------------------------------------------------------
                                       42

--------------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1997

 ------------------------------------------
 Note:  Based on the cost of investments of
        $332,817,091 for federal income tax
        purposes at December 31, 1997, the
        aggregate gross unrealized
        appreciation and depreciation was
        $64,922,081 and $22,173,741, re-
        spectively, resulting in net
        unrealized appreciation of investments
        of $42,748,340.
 *      Non-income-producing security.
 **     Yield shown for this investment
        company represents the December 31,
        1997 seven-day yield, which refers to
        the sum of the previous seven days'
        dividends paid, expressed as an annual
        percentage.
 (a)    Security exempt from registration
        under Rule 144A of the Securities Act
        of 1933. These securities may be
        resold in transactions exempt from
        registration, normally to qualified
        buyers. At December 31, 1997, the
        value of these securities amounted to
        $1,899,106, or 0.5% of net assets.
 INVESTMENT ABBREVIATIONS:
 ADR/GDR: Securities whose value is
 determined or significantly influenced by
 trading on exchanges not located in the
 United States or Canada. ADR after the name
 of a holding stands for American Depositary
 Receipt, representing ownership of foreign
 securities on deposit with a domestic
 custodian bank; a GDR (Global Depositary
 Receipt) is comparable, but foreign
 securities are held on deposit in a non-U.S.
 Bank.
 New York registered shares: Shares of
 foreign companies registered on the New York
 Stock Exchange.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                       43

--------------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

                                     MANAGERS        MANAGERS        MANAGERS        MANAGERS
                                      INCOME         CAPITAL         SPECIAL       INTERNATIONAL
                                      EQUITY       APPRECIATION       EQUITY          EQUITY
                                       FUND            FUND            FUND            FUND
                                    -----------    ------------    ------------    -------------
ASSETS:
  Investments at value*             $65,823,426    $72,186,071     $716,731,908    $375,565,431
  Cash                                    2,264             --               --           2,219
  Foreign currency (cost $19,865)            --             --               --          19,863
  Collateral from brokers on
    securities loaned                   510,000      5,701,528       30,231,228              --
  Receivable for investments sold     1,068,025      3,806,901        3,473,329       3,913,246
  Receivable for Fund shares sold       615,853      1,481,441        6,080,561       8,634,069
  Receivable for open forward
    foreign currency contracts               --             --               --      19,428,771
  Dividends, interest and other
    receivables                         132,281         31,775          188,682         369,817
  Foreign withholding tax
    receivable                               --             --               --         347,632
  Prepaid expenses                       21,804         31,911          113,514          81,520
                                    -----------    -----------     ------------    ------------
      Total assets                   68,173,653     83,239,627      756,819,222     408,362,568
                                    -----------    -----------     ------------    ------------
LIABILITIES:
  Payable to custodian                       --        978,438               --              --
  Payable for Fund shares
    repurchased                         100,355         82,686        3,319,335         338,899
  Payable upon return of
    securities loaned                   510,000      5,701,528       30,231,228              --
  Payable for investments
    purchased                         2,511,968      2,487,223        2,662,525       1,263,278
  Payable for open forward
    foreign currency contracts               --             --               --      19,569,052
  Accrued expenses:
    Investment advisory and
      management fees                    41,455         59,061          524,637         289,537
    Administrative fees                  13,819         18,457          145,733          80,427
    Other                                49,771         52,542          228,387         197,217
                                    -----------    -----------     ------------    ------------
      Total liabilities               3,227,368      9,379,935       37,111,845      21,738,410
                                    -----------    -----------     ------------    ------------
NET ASSETS                          $64,946,285    $73,859,692     $719,707,377    $386,624,158
                                    ===========    ===========     ============    ============
Shares outstanding                    2,090,675      3,046,643       11,763,523       8,482,170
                                    ===========    ===========     ============    ============
Net asset value, offering and
  redemption price per share             $31.06         $24.24           $61.18          $45.58
                                          =====         ======            =====          ======
NET ASSETS REPRESENT:
  Paid-in capital                   $51,815,380    $63,141,989     $576,392,612    $339,314,576
  Undistributed net investment
    income (loss)                        24,259             --           75,296      (2,074,297)
  Accumulated net realized gain
    (loss) from investments           2,119,782      1,000,971       (1,013,618)      4,136,020
  Net unrealized appreciation of
    investments and foreign
    currency contracts and
    translations                     10,986,864      9,716,732      144,253,087      45,247,859
                                    -----------    -----------     ------------    ------------
NET ASSETS                          $64,946,285    $73,859,692     $719,707,377    $386,624,158
                                    ===========    ===========     ============    ============
  * Investments at cost             $54,836,562    $62,469,339     $572,478,821    $330,155,404
                                    ===========    ===========     ============    ============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF OPERATIONS
For the year ended December 31, 1997
--------------------------------------------------------------------------------

                                     MANAGERS        MANAGERS        MANAGERS        MANAGERS
                                      INCOME         CAPITAL         SPECIAL       INTERNATIONAL
                                      EQUITY       APPRECIATION       EQUITY          EQUITY
                                       FUND            FUND            FUND            FUND
                                    -----------    ------------    ------------    -------------
INVESTMENT INCOME:
  Dividend income                   $ 1,864,179    $   599,953     $  4,306,696     $ 6,570,134
  Interest income                       187,596        137,527        3,146,130       1,563,446
  Foreign withholding tax               (15,182)        (2,028)              --        (765,883)
  Stock loan fees                         2,803         66,404          121,998              --
                                    -----------    -----------     ------------     -----------
      Total investment income         2,039,396        801,856        7,574,824       7,367,697
                                    -----------    -----------     ------------     -----------
EXPENSES:
  Investment advisory and
    management fees                     465,345        797,930        4,477,844       3,010,430
  Administrative fees                   155,115        249,353        1,243,846         836,230
  Custodian fees                         79,471         82,040          319,098         532,904
  Transfer agent fees                    52,191         71,531          368,237         224,168
  Audit fees                             29,892         34,067           52,291          56,505
  Registration fees                      24,868         28,219           79,723          62,847
  Insurance                              10,253         19,861           49,177          49,603
  Trustee fees                            2,633          4,081           21,863          14,413
  Legal fees                              4,419          8,572           39,479          24,755
  Miscellaneous expenses                 14,189         21,551          114,229          54,933
                                    -----------    -----------     ------------     -----------
      Total expenses before
        reduction                       838,376      1,317,205        6,765,787       4,866,788
  Expense reductions                    (22,032)       (64,415)         (24,285)         (4,011)
                                    -----------    -----------     ------------     -----------
  Net Expenses                          816,344      1,252,790        6,741,502       4,862,777
                                    -----------    -----------     ------------     -----------
      Net investment income
        (loss)                        1,223,052       (450,934)         833,322       2,504,920
                                    -----------    -----------     ------------     -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS):
  Net realized gain on investment
    transactions                     13,070,991     13,435,680       17,630,807      21,426,626
  Net realized gain on foreign
    currency contracts and
    translations                             --             --               --         447,171
  Net unrealized appreciation
    (depreciation) of investments       595,116     (1,801,245)      98,018,318       7,822,878
  Net unrealized depreciation
    from foreign currency
    translations                             --             --               --        (162,533)
                                    -----------    -----------     ------------     -----------
      Net realized and unrealized
        gain                         13,666,107     11,634,435      115,649,125      29,534,142
                                    -----------    -----------     ------------     -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS         $14,889,159    $11,183,501     $116,482,447     $32,039,062
                                    ===========    ===========     ============     ===========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                     MANAGERS INCOME EQUITY FUND        MANAGERS CAPITAL APPRECIATION FUND
                                 ------------------------------------  ------------------------------------
                                      FOR THE            FOR THE            FOR THE            FOR THE
                                    YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                 DECEMBER 31, 1997  DECEMBER 31, 1996  DECEMBER 31, 1997  DECEMBER 31, 1996
                                 -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
    Net investment income (loss)   $   1,223,052      $   1,228,144      $    (450,934)     $     324,010
    Net realized gain on
      investments and foreign
      currency transactions           13,070,991          3,059,690         13,435,680         12,474,078
    Net unrealized appreciation
      (depreciation) of
      investments and foreign
      currency translations              595,116          3,401,883         (1,801,245)          (239,860)
                                     -----------        -----------       ------------       ------------
      Net increase in net assets
        resulting from
        operations                    14,889,159          7,689,717         11,183,501         12,558,228
                                     -----------        -----------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income        (1,253,740)        (1,207,927)                --           (330,477)
    From net realized gain on
      investments                    (11,843,315)        (3,147,241)       (12,541,907)       (14,706,217)
                                     -----------        -----------       ------------       ------------
      Total distributions to
        shareholders                 (13,097,055)        (4,355,168)       (12,541,907)       (15,036,694)
                                     -----------        -----------       ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares      35,568,276         34,882,439         81,018,263         47,104,779
    Net asset value of shares
      issued in connection with
      reinvestment of dividends
      and distributions               11,483,738          3,705,668         11,559,522         13,914,902
    Cost of shares repurchased       (36,960,862)       (26,667,124)      (118,641,988)       (40,611,675)
                                     -----------        -----------       ------------       ------------
      Net increase (decrease)
        from capital share
        transactions                  10,091,152         11,920,983        (26,064,203)        20,408,006
                                     -----------        -----------       ------------       ------------
    Total increase (decrease) in
      net assets                      11,883,256         15,255,532        (27,422,609)        17,929,540
NET ASSETS:
    Beginning of year                 53,063,029         37,807,497        101,282,301         83,352,761
                                     -----------        -----------       ------------       ------------
    End of year                    $  64,946,285      $  53,063,029      $  73,859,692      $ 101,282,301
                                     ===========        ===========       ============       ============
End of year undistributed
  (overdistributed) net
  investment income                $      24,259      $      61,866      $          --                 --
                                     ===========        ===========       ============       ============
------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
    Sale of shares                     1,061,260          1,177,997          2,797,323          1,667,966
    Shares issued in connection
      with reinvestment of
      dividends and
      distributions                      374,916            123,222            506,041            525,476
    Shares repurchased                (1,085,631)          (890,919)        (4,101,797)        (1,419,363)
                                     -----------        -----------       ------------       ------------
      Net increase (decrease) in
        shares                           350,545            410,300           (798,433)           774,079
                                     ===========        ===========       ============       ============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                     MANAGERS SPECIAL EQUITY FUND       MANAGERS INTERNATIONAL EQUITY FUND
                                 ------------------------------------  ------------------------------------
                                      FOR THE            FOR THE            FOR THE            FOR THE
                                    YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                 DECEMBER 31, 1997  DECEMBER 31, 1996  DECEMBER 31, 1997  DECEMBER 31, 1996
                                 -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
    Net investment income (loss)   $     833,322      $    (172,893)     $   2,504,920      $   1,992,050
    Net realized gain on
      investments and foreign
      currency transactions           17,630,807         16,533,528         21,873,797          5,649,063
    Net unrealized appreciation
      (depreciation) of
      investments and foreign
      currency translations           98,018,318         21,777,123          7,660,345         18,280,159
                                    ------------       ------------       ------------       ------------
      Net increase in net assets
        resulting from
        operations                   116,482,447         38,137,758         32,039,062         25,921,272
                                    ------------       ------------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income          (788,086)                --         (5,097,844)        (1,972,418)
    From net realized gain on
      investments                    (23,238,043)       (15,417,452)       (16,879,378)        (6,154,840)
                                    ------------       ------------       ------------       ------------
      Total distributions to
        shareholders                 (24,026,129)       (15,417,452)       (21,977,222)        (8,127,258)
                                    ------------       ------------       ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares     594,941,899        200,247,845        306,117,193        162,992,914
    Net asset value of shares
      issued in connection with
      reinvestment of dividends
      and distributions               20,172,338         12,045,589         17,953,124          6,457,243
    Cost of shares repurchased      (259,296,392)       (81,942,114)      (217,076,415)       (58,163,660)
                                    ------------       ------------       ------------       ------------
      Net increase (decrease)
        from capital share
        transactions                 355,817,845        130,351,320        106,993,902        111,286,497
                                    ------------       ------------       ------------       ------------
    Total increase (decrease) in
      net assets                     448,274,163        153,071,626        117,055,742        129,080,511
NET ASSETS:
    Beginning of year                271,433,214        118,361,588        269,568,416        140,487,905
                                    ------------       ------------       ------------       ------------
    End of year                    $ 719,707,377      $ 271,433,214      $ 386,624,158      $ 269,568,416
                                    ============       ============       ============       ============
End of year undistributed
  (overdistributed) net
  investment income                $      75,296                 --      $  (2,074,297)     $     (99,109)
                                    ============       ============       ============       ============
------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
    Sale of shares                    10,692,536          3,994,546          6,507,742          3,879,381
    Shares issued in connection
      with reinvestment of
      dividends and
      distributions                      344,679            240,100            399,903            150,567
    Shares repurchased                (4,601,047)        (1,638,391)        (4,595,434)        (1,374,547)
                                    ------------       ------------       ------------       ------------
      Net increase (decrease) in
        shares                         6,436,168          2,596,255          2,312,211          2,655,401
                                    ============       ============       ============       ============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
--------------------------------------------------------------------------------

                                                          YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------
                                           1997        1996        1995        1994        1993
                                          -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF YEAR         $30.49      $28.43      $24.90      $27.89      $27.38
                                           ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                      0.67        0.76        0.87        0.80        0.81
  Net realized and unrealized gain
    (loss) on investments                    7.27        3.97        7.47       (0.50)       2.54
                                           ------      ------      ------      ------      ------
      Total from investment operations       7.94        4.73        8.34        0.30        3.35
                                           ------      ------      ------      ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                     (0.69)      (0.76)      (0.86)      (0.83)      (0.76)
  Net realized gain on investments          (6.68)      (1.91)      (3.95)      (2.46)      (2.08)
                                           ------      ------      ------      ------      ------
      Total distributions to
        shareholders                        (7.37)      (2.67)      (4.81)      (3.29)      (2.84)
                                           ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR               $31.06      $30.49      $28.43      $24.90      $27.89
                                           ======      ======      ======      ======      ======
------------------------------------------------------------------------------------------
Total Return                                27.19%      17.08%      34.36%       0.99%      12.40%
==========================================================================================
Ratio of net expenses to average net
  assets                                     1.32%(a)    1.44%(a)    1.45%       1.33%       1.32%
Ratio of net investment income to
  average net assets                         1.97%       2.63%       2.85%       3.06%       2.75%
Portfolio turnover                             96%         33%         36%         46%         41%
Average commission rate(b)                  $0.06       $0.06          --          --          --
Net assets at end of year (000's
  omitted)                                $64,946     $53,063     $37,807     $48,875     $40,965
==========================================================================================

(a) The Fund has entered into an arrangement with one or more third-party broker-dealers who have paid a portion of the Fund's expenses. Absent this expense reduction, the ratio of expenses to average net assets for the years ended December 31, 1997 and December 31, 1996 would have been 1.35% and 1.44%, respectively. (See Note 1c of Notes to Financial Statements).
(b) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGERS CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
--------------------------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------
                                         1997(a)       1996        1995        1994        1993
                                         -------     --------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF YEAR        $26.34       $27.14      $23.25      $25.17      $24.67
                                          ------       ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.13)        0.09        0.09        0.12        0.19
  Net realized and unrealized gain
    (loss) on investments                   3.15         3.66        7.62       (0.49)       3.80
                                          ------       ------      ------      ------      ------
      Total from investment operations      3.02         3.75        7.71       (0.37)       3.99
                                          ------       ------      ------      ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  --        (0.10)      (0.08)      (0.12)      (0.19)
  From net realized gain on
    investments                            (5.12)       (4.45)      (3.74)      (1.39)      (3.30)
  In excess of net realized gain on
    investments                               --           --          --       (0.04)         --
                                          ------       ------      ------      ------      ------
      Total distributions to
        shareholders                       (5.12)       (4.55)      (3.82)      (1.55)      (3.49)
                                          ------       ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR              $24.24       $26.34      $27.14      $23.25      $25.17
                                          ======       ======      ======      ======      ======
------------------------------------------------------------------------------------------
Total Return                               12.74%       13.73%      33.39%      (1.50)%     16.38%
==========================================================================================
Ratio of net expenses to average net
  assets                                    1.26%(b)     1.33%(b)    1.36%       1.29%       1.18%
Ratio of net investment income (loss)
  to average net assets                    (0.45)%       0.34%       0.31%       0.53%       0.74%
Portfolio turnover                           235%         172%        134%        122%        131%
Average commission rate(c)                 $0.06        $0.06          --          --          --
Net assets at end of year (000's
  omitted)                               $73,860     $101,282     $83,353     $86,042     $69,358
==========================================================================================

(a) Calculated using the average shares outstanding during the year.
(b) The Fund has entered into an arrangement with one or more third-party broker-dealers who have paid a portion of the Fund's expenses. Absent this expense reduction, the ratio of expenses to average net assets for the years ended December 31, 1997 and and December 31, 1996 would have been 1.32% and 1.38%, respectively. (See Note 1c of Notes to Financial Statements).
(c) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
--------------------------------------------------------------------------------

                                                        YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------------
                                        1997         1996       1995(a)        1994        1993
                                      --------     --------     --------     --------     -------
NET ASSET VALUE, BEGINNING OF YEAR      $50.95       $43.34       $36.79       $38.90      $36.14
                                        ------       ------       ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.08        (0.00)       (0.07)       (0.01)       0.02
  Net realized and unrealized gain
    (loss) on investments                12.29        10.68        12.28        (0.76)       6.12
                                        ------       ------       ------       ------      ------
      Total from investment
        operations                       12.37        10.68        12.21        (0.77)       6.14
                                        ------       ------       ------       ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                  (0.07)          --           --           --       (0.01)
  Net realized gain on investments       (2.07)       (3.07)       (5.66)       (1.34)      (3.37)
                                        ------       ------       ------       ------      ------
      Total distributions to
        shareholders                     (2.14)       (3.07)       (5.66)       (1.34)      (3.38)
                                        ------       ------       ------       ------      ------
NET ASSET VALUE, END OF YEAR            $61.18       $50.95       $43.34       $36.79      $38.90
                                        ======       ======       ======       ======      ======
------------------------------------------------------------------------------------------
Total Return                             24.45%       24.75%       33.94%       (1.99)%     17.05%
==========================================================================================
Ratio of net expenses to average
  net assets                              1.35%(b)     1.43%        1.44%        1.37%       1.26%
Ratio of net investment income
  (loss) to average net assets            0.17%       (0.10)%      (0.16)%      (0.06)%      0.07%
Portfolio turnover                          49%          56%          65%          66%         45%
Average commission rate(c)               $0.05        $0.05           --           --          --
Net assets at end of year (000's
  omitted)                            $719,707     $271,433     $118,362     $111,584     $99,032
==========================================================================================

(a) Calculated using the average shares outstanding during the year.
(b) The Fund has entered into an arrangement with one or more third-party broker-dealers who have paid a portion of the Fund's expenses. Absent this expense reduction, the ratio of expenses to average net assets for the year ended December 31, 1997 would have been 1.36%. (See Note 1c of Notes to Financial Statements).
(c) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
--------------------------------------------------------------------------------

                                                        YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------------
                                        1997         1996       1995(a)       1994         1993
                                      --------     --------     --------     -------     --------
NET ASSET VALUE, BEGINNING OF YEAR      $43.69       $39.97       $36.35      $35.92       $26.52
                                        ------       ------       ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   0.42         0.32         0.31        0.16         0.22
  Net realized and unrealized gain
    on investments                        4.27         4.76         5.59        0.56         9.88
                                        ------       ------       ------      ------       ------
      Total from investment
        operations                        4.69         5.08         5.90        0.72        10.10
                                        ------       ------       ------      ------       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income             (0.65)       (0.33)       (0.13)      (0.08)       (0.29)
  In excess of net investment
    income                                  --           --           --          --        (0.11)
  From net realized gain on
    investments                          (2.15)       (1.03)       (2.15)         --        (0.30)
  In excess of net realized gain on
    investments                             --           --           --       (0.21)          --
                                        ------       ------       ------      ------       ------
      Total distributions to
        shareholders                     (2.80)       (1.36)       (2.28)      (0.29)       (0.70)
                                        ------       ------       ------      ------       ------
NET ASSET VALUE, END OF YEAR            $45.58       $43.69       $39.97      $36.35       $35.92
                                        ======       ======       ======      ======       ======
------------------------------------------------------------------------------------------
Total Return                             10.83%       12.77%       16.24%       2.00%       38.20%
==========================================================================================
Ratio of net expenses to average
  net assets                              1.45%(b)     1.53%        1.58%       1.49%        1.47%
Ratio of net investment income to
  average net assets                      0.75%        0.97%        0.80%       0.60%        0.78%
Portfolio turnover                          37%          30%          73%         22%          46%
Average commission rate(c)               $0.03        $0.03           --          --           --
Net assets at end of year (000's
  omitted)                            $386,624     $269,568     $140,488     $86,924      $62,273
==========================================================================================

(a) Calculated using the average shares outstanding during the year.
(b) The Fund has entered into an arrangement with one or more third-party broker-dealers who have paid a portion of the Fund's expenses. Absent this expense reduction, the ratio of expenses to average net assets for the year ended December 31, 1997 would have been 1.45%. (See Note 1c of Notes to Financial Statements).
(c) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Managers Funds (the "Trust") is a no-load, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently the Trust is comprised of 11 investment series. Included in this report are Managers Income Equity Fund ("Income Equity"), Managers Capital Appreciation Fund ("Capital Appreciation"), Managers Special Equity Fund ("Special Equity") and Managers International Equity Fund ("International Equity"), collectively the "Funds."

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

  (a) VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, on the basis of the last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted bid price. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost which approximates market. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees.

  (b) SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  (c) INVESTMENT INCOME AND
       EXPENSES

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of withholding tax. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums when required for federal income tax purposes. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their average net assets.

Income Equity, Capital Appreciation, Special Equity, and International Equity Funds each had certain portfolio trades directed to various brokers who paid a portion of such Fund's expenses. For the fiscal year ended December 31, 1997, the Income Equity, Capital Appreciation, Special Equity, and International Equity Funds' custody expenses were reduced by $22,032, $64,415, $24,285 and $4,011, respectively, under these arrangements.

  (d) DIVIDENDS AND DISTRIBUTIONS

Dividends resulting from net investment income, if any, normally will be declared and paid monthly for Income Equity and annually for Capital Appreciation, Special Equity and International Equity. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency related transactions, losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

  (e) REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  (f) FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

  (g) CAPITAL STOCK

The Trust's Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 1997, certain unaffiliated shareholders, including omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Income Equity- two collectively own 34%; Special Equity- one owns 38%; and International Equity- one owns 29%.

  (h) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate that portion of the results of operation resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Managers Funds, L.P. (the "Investment Manager") provides or over-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

sees investment advisory and management services to the Funds under Management Agreements with each Fund. The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is managed by portfolio managers who serve pursuant to Portfolio Management Agreements with the Investment Manager and the Fund. Certain trustees and officers of the Funds are officers of the Investment Manager.

Investment advisory and management fees are paid directly by each Fund to The Managers Funds, L.P. based on average daily net assets. The annual investment advisory and management fee rates, as a percentage of average daily net assets for the fiscal year ended December 31, 1997, were as follows:

                           INVESTMENT
                            ADVISORY
        FUND           AND MANAGEMENT FEE
--------------------   ------------------
Income Equity.......          0.75%
Capital
  Appreciation......          0.80%
Special Equity......          0.90%
International
  Equity............          0.90%

The Trust has adopted an Administration and Shareholder Servicing Agreement. The Managers Funds, L.P. serves as each Fund's administrator (the "Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders. During the fiscal year ended December 31, 1997, each of the Funds paid a fee to the Administrator at the rate of 0.25% per annum of the Fund's average daily net assets.

An aggregate annual fee of $10,000 is paid to each outside Trustee for serving as a Trustee of the Trust. In addition, these Trustees receive meeting fees of $750 for each in-person meeting attended, and $200 for participation in any telephonic meetings. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees.

(3) PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended December 31, 1997 were as follows:

      FUND        PURCHASES         SALES
---------------- ------------    ------------
Income Equity... $ 55,860,618    $ 56,762,208
Capital
 Appreciation...  224,086,232     261,935,940
Special
  Equity........  514,944,210     217,074,507
International
  Equity........  176,922,058     113,246,135

There were no purchases or sales of U.S. Government securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(4) PORTFOLIO SECURITIES LOANED

Certain of the Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned except for government securities loaned is accepted only in cash. Collateral on government securities loaned is in the form of other similar securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in money market funds by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

(5) FORWARD FOREIGN CURRENCY CONTRACTS (INTERNATIONAL EQUITY ONLY)

During the fiscal year ended December 31, 1997, International Equity invested in forward foreign currency exchange contracts. These investments may involve greater market risk than the amounts disclosed in the Fund's financial statements.

A forward foreign currency exchange contract is an agreement between the Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Open forward foreign currency exchange contracts for International Equity at December 31, 1997 were as follows:


                                                       CURRENT          UNREALIZED
                                        SETTLEMENT    VALUE (IN        GAIN/LOSS (IN
           FOREIGN CURRENCY                DATE      U.S. DOLLARS)     U.S. DOLLARS)
--------------------------------------  ----------   -----------       -------------
BUY CONTRACTS
British Pound.........................   01/02/98    $   241,677         $  (4,194)
Italian Lira..........................   01/02/98        164,024            (2,198)
Italian Lira..........................   01/05/98        232,648            (3,094)
Japanese Yen..........................   01/05/98        268,417            (2,636)
Italian Lira..........................   01/07/98         73,510              (470)
Italian Lira..........................   01/08/98        283,002            (1,589)
                                                      ----------          --------
TOTAL BUY CONTRACTS

(Payable Amount $1,277,459)...........               $ 1,263,278         $ (14,181)
                                                      ==========          ========
SELL CONTRACTS
British Pound.........................   01/02/98    $    80,035         $   1,133
British Pound.........................   01/05/98          5,950                94
British Pound.........................   01/06/98         55,863               930
British Pound.........................   01/07/98         21,930               188
British Pound.........................   01/08/98         45,245               (44)
Deutsche Mark.........................   01/30/98      6,107,816           (68,393)
Deutsche Mark.........................   02/17/98      2,581,159           (66,413)
Japanese Yen..........................   03/26/98      9,393,595             6,405
                                                      ----------          --------
TOTAL SELL CONTRACTS

(Receivable Amount $18,165,493).......               $18,291,593         $(126,100)
                                                      ==========          ========

(6) CONTINGENCY

A lawsuit seeking class action status has been filed against Managers Intermediate Mortgage Fund, the Manager and the Trust, among other defendants in the United States District Court of the District of Connecticut in September, 1994. The plaintiffs seek unspecified damages based upon losses alleged in the fund named above. The parties have now entered into an agreement to settle all claims by the purported class. However, the settlement is subject to court approval and certain other conditions, such as the minimum percentage of class members agreeing to participate in the settlement. For these and other reasons, there can be no assurance that the settlement will be consummated. In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuit, as well as Managers Short Government Fund and Managers Short and Intermediate

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Bond Fund. The parties have now entered into an agreement to settle all claims by this customer and the settlement is conditional on, among other things, the settlement of the class action lawsuit. Certain other customers, who are potentially members of the plaintiff class in the class action law-suit referred to above, have asserted that they may file similar lawsuits based on similar claims, but have not yet done so. Management continues to believe that it has meritorious defenses and, if the cases are not settled, Management intends to defend vigorously against these actions.

--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION
(unaudited)

Each of the Funds below hereby designates, for the year ended December 31, 1997, the amounts below as being distributed from long-term capital gains:

                                                                TOTAL LONG-TERM
            FUND              28% RATE GAIN   20% RATE GAIN      CAPITAL GAIN
----------------------------  -------------   -------------   -------------------
Income Equity...............   $ 3,096,423     $ 6,826,717        $ 9,923,140
Capital Appreciation........     5,634,060       2,915,013          8,549,073
Special Equity..............     9,317,684      10,664,783         19,982,467
International Equity........     5,103,068       7,379,821         12,482,889

IMPORTANT STATE TAX INFORMATION
(unaudited)

For shareholders of Massachusetts and South Carolina, state tax regulations allow favorable tax treatment for capital gains on assets held for greater than two years. A summary of the percentages of such long-term capital gains which qualify as being held for greater than two years follows:

Managers Income Equity Fund.....................................  20.47%
Managers Capital Appreciation Fund..............................  59.07%
Managers Special Equity Fund....................................  13.15%
Managers International Equity Fund..............................  46.02%

By applying the percentage above to the dollar amount of long-term capital gain reported to you in Box 1(c) of Form 1099-DIV, you can calculate the appropriate dollar amount of your long-term capital gain distribution which qualifies as being held for greater than two years.

FOR MASSACHUSETTS SHAREHOLDERS ONLY--To determine the amount of capital gain greater than one year but less than two years, subtract the dollar amount calculated above as being greater than two years from the total long-term capital gain reported to you in Box 1(c) of Form 1099-DIV.

--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of The Managers Funds and the Shareholders of Managers Income Equity Fund, Managers Capital Appreciation Fund, Managers Special Equity Fund and Managers International Equity Fund:

We have audited the accompanying statements of assets and liabilities of Managers Income Equity Fund, Managers Capital Appreciation Fund, Managers Special Equity Fund and Managers International Equity Fund, including the schedules of portfolio investments, as of December 31, 1997 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managers Income Equity Fund, Managers Capital Appreciation Fund, Managers Special Equity Fund and Managers International Equity Fund as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 20, 1998

                           [THE MANAGERS FUNDS LOGO]

FUND DISTRIBUTOR
THE MANAGERS FUNDS, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203)857-5321 or (800)835-3879

CUSTODIAN
State Street Bank and Trust
  Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Shcreff, Friedman, Hoffman &
   Goodman, LLP
919 Third Avenue
New York, New York 10022

TRANSFER AGENT
Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800)252-0682





This report is prepared for the infor-
mation of shareholders. It is authorized for distribution to prospective investors only when preceded by an effective pro-spectus.





THE MANAGERS FUNDS

EQUITY FUNDS:
INCOME EQUITY FUND
  Scudder Kemper Investments, Inc.
  Chartwell Investment Partners, L.P.
CAPITAL APPRECIATION FUND
  Essex Investment Management
    Company, Inc.
  Husic Capital Management
SPECIAL EQUITY FUND
  Liberty Investment Management
  Pilgrim Baxter & Associates
  Westport Asset Management, Inc.
  Kern Capital Management, LLC
INTERNATIONAL EQUITY FUND
  Scudder Kemper Investments, Inc.
  Lazard Asset Management Co.
EMERGING MARKETS
  EQUITY FUND
  Montgomery Asset Management, LLC
  State Street Global Advisors,
    United Kingdom, Limited

INCOME FUNDS:
MONEY MARKET FUND
  J.P. Morgan
SHORT GOVERNMENT FUND
  Jennison Associates Capital Corp.
SHORT AND INTERMEDIATE
  BOND FUND
  Standish, Ayer & Wood, Inc.
INTERMEDIATE MORTGAGE FUND
  Jennison Associates Capital Corp.
BOND FUND
  Loomis, Sayles & Company, Inc.
GLOBAL BOND FUND
  Rogge Global Partners